SECURITIES PURCHASE AGREEMENT

     SECURITIES PURCHASE AGREEMENT (this "AGREEMENT"), dated as of March 4, 1999, by and among THINK NEW IDEAS, INC., a corporation organized under the laws of the State of Delaware (the "COMPANY"), with executive offices located at 45 West 36th Street, 12th Floor, New York, New York 10018, and the purchasers (the "PURCHASERS") set forth on the execution pages hereof (the "EXECUTION PAGES").

     WHEREAS:

     A. The Company and each Purchaser are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by the provisions of Regulation D ("REGULATION D"), as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "SECURITIES ACT").

     B. Each Purchaser desires to purchase, severally and not jointly, subject to the terms and conditions stated in this Agreement, (i) shares of the Company's common stock, $.0001 par value per share (the "COMMON STOCK"), and
(ii) warrants in the form attached hereto as Exhibit A (including any warrants issued in replacement thereof, the "WARRANTS"), to acquire shares of Common Stock. The shares of Common Stock issuable upon exercise of or otherwise pursuant to the Warrants are referred to herein as the "WARRANT SHARES."

     C. Contemporaneous with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement in the form attached hereto as Exhibit B (the "REGISTRATION RIGHTS AGREEMENT"), pursuant to which the Company has agreed to provide certain registration rights under the Securities Act and the rules and regulations promulgated thereunder, and applicable state securities laws.

     NOW, THEREFORE, the Company and the Purchasers hereby agree as follows:

     1. PURCHASE AND SALE OF SHARES AND WARRANTS.

     a. Certain Definitions. For purposes of this Agreement, the following terms shall have the meanings ascribed to them as provided below:

     "ADJUSTMENT DATE" shall mean the date a registration statement filed by the Company pursuant to Section 2(a) of the Registration Rights Agreement is declared effective by the SEC; or, in the event such registration statement is not declared effective by the SEC within one (1) year following the Initial Closing Date (as defined below), any single date selected by the Purchasers, in their sole discretion, following such one (1) year anniversary and prior to June 30, 2000.

     "ADJUSTMENT DATE MARKET PRICE" shall mean (i) the average Closing Price during the ten (10) Trading Days ending on the Trading Day immediately preceding the Adjustment Date or (ii) the Closing Price on the Adjustment Date, whichever price is lower, and in each case,


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appropriately  adjusted  to reflect any stock  dividend,  stock split or similar transaction during either such period.

     "BUSINESS DAY" shall mean any day on which the principal United States securities exchange or trading market on which the Common Stock is listed or traded as reported by Bloomberg (as defined below) is open for trading.

     "CLOSING PRICE" shall mean for the Common Stock as of any date, the closing bid price of such security on the principal United States securities exchange or trading market on which such security is listed or traded as reported by Bloomberg Financial Markets (or a comparable reporting service of national reputation selected by the Purchaser and reasonably acceptable to the Company if Bloomberg Financial Markets is not then reporting closing bid prices of such security) (collectively, "BLOOMBERG"), or if the foregoing does not apply, the last reported sale price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no sale price is reported for such security by Bloomberg, the average of the bid prices of any market makers for such security as reported in the "pink sheets" by the National Quotation Bureau, Inc., in each case for such date or, if such date was not a Trading Day (as defined below) for such security, on the next preceding day which was a Trading Day. If the Closing Price cannot be calculated for a share of Common Stock as of either of such dates on any of the foregoing bases, the Closing Price of such security on such date shall be the fair market value as reasonably determined by an investment banking firm selected by the Purchaser and reasonably acceptable to the Company, with the costs of such appraisal to be borne by the Company.

     "CLOSING SHARES" shall mean the shares of Common Stock to be issued and sold by the Company and purchased by the Purchaser at the Initial Closing (as defined below).

     "CLOSING WARRANTS" shall mean the Warrants, having an exercise price equal to 142.5% of the Market Price on the Initial Closing Date, to be sold by the Company and purchased by the Purchasers at the Initial Closing.

     "INITIAL INVESTMENT AMOUNT" shall mean the dollar amount to be invested in the Company at the Initial Closing pursuant to this Agreement by a given Purchaser, as set forth on the Execution Page hereto executed by such Purchaser.

     "MARKET PRICE" shall mean with respect to any date of determination (i) the average Closing Price during the five (5) Trading Days ending on the Trading Day immediately preceding such date of determination or (ii) the Closing Price on the Trading Day immediately preceding such date of determination, whichever price is lower, and in each case appropriately adjusted to reflect any stock dividend, stock split or similar transaction during either such relevant period.

     "MATERIAL ADVERSE EFFECT" shall mean any material adverse effect on (i) the Securities, (ii) the ability of the Company to perform its obligations hereunder (including the issuance of the Shares and the Warrants), under the Warrants (including the issuance of the Warrant Shares) or under the Registration Rights Agreement or (iii) the business, operations, properties, prospects or financial condition of the Company and its subsidiaries, taken as a whole.


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     "OPTIONAL  INVESTMENT  AMOUNT" shall mean the aggregate dollar amount to be invested in the Company at the Optional Closings (as defined below), if any, pursuant to this Agreement by a given Purchaser, as set forth on the Execution Page hereto executed by such Purchaser.

     "OPTIONAL SHARE" shall mean each share of Common Stock, if any, to be issued and sold by the Company and purchased by a Purchaser, at an Optional Closing, if any.

     "OPTIONAL WARRANT" shall mean each Warrant, if any, having an exercise price equal to 150% of the Market Price on the date of delivery of an Election Notice (as defined below) to be sold by the Company and purchased by an Electing Purchaser (as defined below) at an Optional Closing, if any.

     "SEC" means the United States Securities and Exchange Commission.

     "SECURITIES" shall mean the Shares, the Warrants and the Warrant Shares.

     "SHARE LIMIT" shall mean 1,712,972.

     "SHARES" shall mean the Closing Shares, the Optional Shares and the Adjustment Shares (as defined in Section 1(e) below).

     "TRADING DAY" shall mean a Business Day on which the Common Stock trades on the principal United States securities exchange or trading market on which such security is listed or traded as reported by Bloomberg.

     b. Generally. Except as otherwise provided in this Section 1 and subject to the satisfaction (or waiver) of the conditions set forth in Section 5 and
Section 6 below, each Purchaser shall purchase the number of Shares and Warrants determined as provided in this Section 1, and the Company shall issue and sell such number of Shares and Warrants to each Purchaser for the purchase price(s) provided below.

     c. Number of Closing Shares and Closing Warrants; Form of Payment; Initial Closing Date.

          i. On the Initial Closing Date (as defined below), the Company shall sell and each Purchaser shall buy (A) the number of Closing Shares as is equal to the quotient of (I) such Purchaser's Initial Investment Amount divided by
(II) ninety five percent (95%) of the Market Price on the Initial Closing Date, and (B) Closing Warrants to acquire a number of Warrant Shares equal to twenty percent (20%) of the number of Closing Shares. On the Initial Closing Date, each Purchaser shall pay the Company an amount equal to such Purchaser's Initial Investment Amount. Notwithstanding anything herein to the contrary, in no event shall the aggregate Initial Investment Amount of all Purchasers exceed Six Million Dollars ($6,000,000).

          ii. On the Initial Closing Date, each Purchaser shall pay its Initial Investment Amount by wire transfer to the Company, in accordance with the
Company's   written  wiring


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instructions  against  delivery of certificates  representing the Closing Shares and duly executed Closing Warrants being purchased by such Purchaser, and the Company shall deliver such Closing Shares and Closing Warrants against delivery of the such Purchaser's Initial Investment Amount.

          iii. Subject to the satisfaction (or waiver) of the conditions thereto set forth in Section 5 and Section 6 below, the date and time of the sale of the Closing Shares and the Closing Warrants pursuant to this Agreement (the "INITIAL Closing") shall be 2:00 p.m. New York City Time on March 5, 1999 or such other date as the parties may mutually agree ("INITIAL CLOSING DATE"). The Initial
Closing shall occur at the offices of Klehr, Harrison, Harvey, Branzburg & Ellers LLP, 1401 Walnut Street, Philadelphia, PA 19102, or at such other place as the parties may otherwise agree.

     d. Number of Optional Shares and Optional Warrants; Form of Payment; Optional Closing Date.

          i. At any time and from time to time prior to the one year anniversary of the Initial Closing Date, each Purchaser shall have the right, but not the obligation, upon five (5) business days prior written notice to the Company (the "ELECTION NOTICE"), to require the Company to sell to such Purchaser any or all of (A) that number of Optional Shares as is equal to the quotient of (I) such Purchaser's Optional Investment Amount divided by
     (II) one hundred and thirty percent (130%) of the Market Price on the Initial Closing Date, and (B) Optional Warrants to acquire a number of
     Warrant Shares equal to twenty percent (20%) of the number of Optional Shares. On each Optional Closing Date (as defined below), if any, each Purchaser then exercising its right to purchase Optional Shares and Optional Warrants (each, an "ELECTING PURCHASER") shall pay the Company the portion of such Electing Purchaser's Optional Investment Amount as to which such Electing Purchaser is exercising its right to purchase Optional Shares and Optional Warrants (each, an "ELECTION AMOUNT"). Notwithstanding anything herein to the contrary, in no event shall the aggregate Election Amount of all Purchasers exceed Five Million Dollars ($5,000,000), nor may any Election Amount be less than (i) the product of Two Million Dollars ($2,000,000) multiplied by a fraction, the numerator of which is the Electing Purchaser's Initial Investment Amount and the denominator of which is the aggregate Initial Investment Amount of all Purchasers or (ii) the then remaining balance of such Electing Purchaser's Optional Investment Amount, whichever is lower.

          ii. On each Optional Closing Date, if any, each Electing Purchaser shall pay its Election Amount by wire transfer to the Company, in accordance with the Company's written wiring instructions against delivery of certificates representing the Optional Shares and duly executed Optional Warrants being purchased by such Electing Purchaser, and the Company shall deliver such Optional Shares and Optional Warrants against delivery of the such Electing Purchaser's Election Amount.

          iii. Subject to the satisfaction (or waiver) of the conditions thereto set forth in Section 5 and Section 6 below, the date and time of each sale of Optional Shares and Optional Warrants pursuant to this Agreement (each, an "OPTIONAL CLOSING" and,


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     together with the Initial Closing,  the "CLOSINGS")  shall be 2:00 p.m. New
     York City Time on the fifth (5th) business day after delivery of the Election Notice or such other date as the parties may mutually agree (each, an "OPTIONAL CLOSING DATE" and, together with the Initial Closing Date, the "CLOSING DATES"). The Optional Closings shall occur at the offices of Klehr, Harrison, Harvey, Branzburg & Ellers LLP, 1401 Walnut Street, Philadelphia, PA 19102, or at such other place as the parties may otherwise agree.

     e. Adjustment Shares. If, on the Adjustment Date, the Adjustment Date Market Price is less than ninety five percent (95%) of the Market Price on the Initial Closing Date, then, within three Business Days of the Adjustment Date, the Company shall issue to each Purchaser a number of additional whole shares of Common Stock (the "ADJUSTMENT SHARES") equal to the amount by which (I) the quotient of (x) such Purchaser's Initial Investment Amount divided by (y) the Adjustment Date Market Price exceeds (II) the number of Closing Shares purchased by such Purchaser on the Initial Closing Date; provided, however, that the Company shall not be required to issue to any Purchaser a number of Adjustment Shares which, when aggregated with the Closing Shares previously issued to such Purchaser, would exceed the product of the Share Limit multiplied by a fraction, the numerator of which is such Purchaser's Initial Investment Amount and the denominator of which is the aggregate Initial Investment Amount of all Purchasers. The Adjustment Shares shall deemed to be outstanding as of the Adjustment Date. Notwithstanding anything in this Section 1(e) to the contrary, in the event that the Company delivers Exercise Agreements on or before the Adjustment Date with respect to those certain options to be granted by the Purchasers to the Company as contemplated by Section 5(b) hereof (the "CALL OPTIONS"), and the Exercise Price thereof is paid by the Company within the time limits set forth therein, the Company shall not be required to issue any Adjustment Shares.

     2. PURCHASER'S REPRESENTATIONS AND WARRANTIES.

     Each Purchaser severally and not jointly represents and warrants to the Company as follows:

     a. Purchase for Own Account. The Purchaser is purchasing the Securities for the Purchaser's own account and not with a present view towards the distribution thereof. Notwithstanding anything in this Section 2(a) to the contrary, by making the foregoing representation, the Purchaser does not agree to hold the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption from registration under the Securities Act and any applicable state securities laws.

     b. Information. The Purchaser has been furnished all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities which have been requested by the Purchaser. The Purchaser has been afforded the opportunity to ask questions of the Company and have received what the Purchaser believes to be satisfactory answers to any such inquiries. Neither such inquiries nor any other due diligence investigation conducted by the Purchaser or its counsel or any of its representatives shall modify, amend or affect the Purchaser's right to rely on the Company's representations and warranties contained in Section 3 below.

     c. Governmental Review. The Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Securities.

     d. Authorization; Enforcement. The Purchaser has the requisite power and authority to enter into and perform its obligations under this Agreement, the Registration Rights Agreement and the Call Option, and to purchase the Shares and the Warrants in accordance with the terms hereof. This Agreement has been duly and validly authorized, executed and delivered on behalf of the Purchaser and is a valid and binding agreement of the Purchaser enforceable against the Purchaser in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and other laws affecting creditors' rights and remedies generally and to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

     e. Transfer or Resale. The Purchaser understands that (i) except as provided in the Registration Rights Agreement, the Securities have not been and are not being registered under the Securities Act or any state securities laws, and may not be transferred unless (a) subsequently registered thereunder, or (b) the Purchaser shall have delivered to the Company an opinion of counsel reasonably acceptable to the Company (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that the Securities to be sold or transferred may be sold or transferred under an exemption from such registration, or (c) sold under Rule 144 promulgated under the Securities Act (or a successor rule), or (d) sold or transferred to an affiliate of the Purchaser pursuant to an exemption under the Securities Act; and (ii) neither the Company nor any other person is under any obligation to register such Securities under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder, in each case, other than pursuant to the Registration Rights Agreement.

     f. Legends. Purchaser understands that the Shares and the Warrants and, until such time as the Shares and Warrant Shares have been registered under the Securities Act (including registration pursuant to Rule 416 thereunder) as contemplated by the Registration Rights Agreement or otherwise may be sold by Purchaser under Rule 144, the certificates for the Shares and Warrant Shares may bear a restrictive legend in substantially the following form:

               The securities represented by this certificate have not been registered under the
          Securities Act of 1933, as amended, or the securities laws of any state of the United States. The securities represented hereby may not be offered or sold in the absence of an effective registration statement for the securities under applicable securities laws unless offered, sold or transferred under an available exemption from the registration requirements of those laws.

     The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of any Security upon which it is stamped, if, unless otherwise


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required by state  securities  laws, (a) the sale of such Security is registered
under  the  Securities  Act  (including   registration   pursuant  to  Rule  416
thereunder), or (b) such holder provides the Company with an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that a public sale or transfer of such Security may be made without registration under the Securities Act or (c) such holder provides the Company with reasonable assurances that such Security can be sold under Rule 144(k). Purchaser agrees to sell all Securities, including those represented by a certificate(s) from which the legend has been removed, pursuant
to  an  effective   registration  statement  or  under  an  exemption  from  the registration requirements of the Securities Act. In the event the above legend is removed from any Security and thereafter the effectiveness of a registration statement covering such Security is suspended or the Company determines that a supplement or amendment thereto is required by applicable securities laws, then upon reasonable advance notice to Purchaser the Company may require that the above legend be placed on any such Security and Purchaser shall cooperate in the prompt replacement of such legend.

     g. Accredited Investor Status. Purchaser is an "ACCREDITED INVESTOR" as that term is defined in Rule 501(a) of Regulation D.

     h. General Solicitation. To the Purchaser's knowledge, without any independent investigation, the Purchaser was not solicited by means of a "general solicitation," as such term is defined in Regulation D with respect to any of the Securities being offered hereby.

     3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

     The Company represents and warrants to each Purchaser as follows:

     a. Organization and Qualification. The Company and each of its subsidiaries is a corporation duly organized and existing in good standing under the laws of the jurisdiction in which it is incorporated, and has the requisite corporate power to own its properties and to carry on its business as now being conducted. The Company and each of its subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary and where the failure so to qualify would have a Material Adverse Effect.

     b. Authorization; Enforcement. (i) The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement, the Warrants and the Registration Rights Agreement, to issue and sell the Shares and the Warrants in accordance with the terms hereof and to issue the Warrant Shares upon exercise of the Warrants in accordance with the terms of the Warrants; (ii) the execution, delivery and performance of this Agreement, the Warrants and the Registration Rights Agreement by the Company and the consummation by it of the transactions contemplated hereby and thereby (including, without limitation, the reservation for issuance and issuance of the Shares and the issuance of the Warrants, and the reservation for issuance and issuance of the Warrant Shares) have been duly authorized by the Company's Board of Directors and no further consent or authorization of the Company, its Board of Directors or its shareholders is required; (iii) this Agreement has been duly executed and delivered by the Company; and (iv) this Agreement constitutes, and, upon execution and delivery by the Company of the Registration Rights Agreement and the Warrants, such agreements will constitute, valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and other laws affecting creditors' rights and remedies generally and to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

     c. Capitalization. The capitalization of the Company as of February 28, 1999, including the authorized capital stock, the number of shares issued and outstanding, the number of shares issuable and reserved for issuance pursuant to the Company's stock option plans, the number of shares issuable and reserved for issuance pursuant to securities exercisable for, or convertible into or exchangeable for any shares of capital stock is set forth on Schedule 3(c).
Schedule 3(c) also sets forth the number of Shares to be issued pursuant to the terms hereof and the number of Warrant Shares to be issued upon the exercise of the Warrants is set forth on Schedule 3(c). All of such outstanding shares of capital stock have been, or upon issuance will be, validly issued, fully paid and nonassessable. Except as set forth on Schedule 3(c), no shares of capital stock of the Company (including the Shares and the Warrant Shares) are subject to preemptive rights or any other similar rights of the shareholders of the Company or any liens or encumbrances created by or through the Company or of which the Company has knowledge. Except for the Securities and as disclosed in
Schedule 3(c), as of the date of this Agreement, (i) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exercisable or exchangeable for, any shares of capital stock of the Company or any of its subsidiaries, or arrangements by which the Company or any of its subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its subsidiaries, and (ii) there are no agreements or arrangements under which the Company or any of its subsidiaries is obligated to register the sale of any of its or their securities under the Securities Act (except the Registration Rights Agreement). Except as set forth on Schedule 3(c), there are no securities or instruments containing antidilution or similar provisions that may be triggered by the issuance of the Securities in accordance with the terms of this Agreement or the Warrants and the holders of the securities and instruments listed on such Schedule 3(c) have waived any rights they may have under such antidilution or similar provisions in connection with the issuance of the Securities in accordance with the terms of this Agreement or the Warrants. Since February 28, 1999, except as disclosed on Schedule 3(c), neither the Company nor any of its subsidiaries has issued any shares of capital stock (other than shares of Common Stock issued upon exercise of stock options) or any options, warrants, scrip or rights convertible into or exchangeable for any shares of capital stock of the Company or any of its subsidiaries (other than options issued under stock option plans). The Company has made available to each Purchaser true and correct copies of the Company's Articles of Incorporation as in effect on the date hereof ("ARTICLES OF INCORPORATION"), the Company's By-laws as in effect on the date hereof (the "BY-LAWS") and all other instruments and agreements governing securities convertible into or exercisable or exchangeable for capital stock of the Company, except for stock options granted under any employee benefit plan or director stock option plan of the Company.

     d. Issuance of Shares. The Shares are duly authorized and when issued and paid for in accordance with the terms hereof, will be validly issued, fully paid and non-assessable, and free from all taxes and liens, claims and encumbrances created by or through the Company or of which the Company has knowledge, and will not be subject to preemptive rights or other similar rights of shareholders of the Company. The Warrant Shares are duly authorized and reserved for issuance, and, upon exercise of the Warrants in accordance with the terms thereof, will be validly issued, fully paid and non-assessable and free from all taxes and liens, claims and encumbrances created by or through the Company or of which the Company has knowledge, and will not be subject to preemptive rights or other similar rights of shareholders of the Company.

     e. No Conflicts. The execution, delivery and performance of this Agreement, the Registration Rights Agreement and the Warrants by the Company, and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the reservation for issuance and issuance of the Shares and the Warrant Shares and the issuance of the Warrants) will not (i) conflict with or result in a violation of the Articles of Incorporation or By-laws or (ii) conflict with, or constitute a default (or an event which, with notice or lapse of time or both, would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, or result in a violation of any law, rule, regulation, order, judgment or decree (including United States federal and state securities laws and regulations) applicable to the Company or any of its subsidiaries or by which any property or asset of the Company or any of its subsidiaries is bound or affected (except, with respect to clause (ii), for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect). Neither the Company nor any of its subsidiaries is in violation of its Articles of Incorporation, By-laws or other organizational documents and neither the Company nor any of its subsidiaries is in default (and no event has occurred which, with notice or lapse of time or both, would put the Company or any of its subsidiaries in default) under, nor has there occurred any event giving others (with notice or lapse of time or both) any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, except for actual or possible violations, defaults or rights as would not, individually or in the aggregate, have a Material Adverse Effect. The businesses of the Company and its subsidiaries are not being conducted in violation of any law, ordinance or regulation of any governmental entity, except for actual or possible violations, if any, the sanctions for which either singly or in the aggregate would not have a Material Adverse Effect. Except as specifically contemplated by this Agreement and as required under the Securities Act and any applicable state securities laws, the Company is not required to obtain any consent, approval, authorization or order of, or make any filing or registration with, any court or governmental agency or any regulatory or self regulatory agency in order for it to execute, deliver or perform any of its obligations under this Agreement (including, without limitation, the issuance and sale of the Shares and Warrants as provided hereby), or the Warrants (including the issuance of the Warrant Shares), in each case in accordance with the terms hereof or thereof. The Company is not in violation of the listing requirements of the Nasdaq National Market ("NASDAQ") and there is nothing of which the Company is aware which would result in the Common Stock being delisted by NASDAQ in the foreseeable future based on its rules (and interpretations thereof) as currently in effect.

     f. SEC Documents; Financial Statements. Except as set forth on Schedule 3(f), since December 31, 1996, the Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), and has filed all registration statements and other documents required to be filed by it with the SEC pursuant to the Securities Act (all of the foregoing filed after June 30, 1995 and prior to the date hereof, and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein, being hereinafter referred to herein as the "SEC DOCUMENTS"). The Company has made available to each Purchaser true and complete copies of the SEC Documents, except for the exhibits and schedules thereto and the documents incorporated therein. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act or the Securities Act, as the case may be, and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Any statements made in any such SEC Documents which the SEC has informed the Company should be updated or amended have been so updated or amended. As of their respective dates, the financial statements of the Company included in the SEC Documents complied in all material respects with applicable accounting requirements and the published rules and regulations of the SEC applicable with respect thereto. Such financial statements have been prepared in accordance with United States generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present in all material respects the consolidated financial position of the Company and its consolidated subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal and recurring year-end audit adjustments). Except as set forth in the SEC Documents filed prior to the date hereof, the Company has no liabilities, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to the date of such SEC Documents and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in such SEC Documents, which liabilities and obligations referred to in clauses (i) and (ii), individually or in the aggregate would not have a Material Adverse Effect.

     g. Absence of Certain Changes. Except as disclosed in the SEC Documents, since December 31, 1998, there has been no change or development which individually or in the aggregate has had or would have a Material Adverse Effect.

     h. Absence of Litigation. Except as disclosed in the SEC Documents, there is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the Company's knowledge, threatened against or affecting the Company, any of its subsidiaries, or any of their respective directors or officers in their capacities as such which would have a Material Adverse Effect or which would adversely affect the validity, enforceability of, or the authority or ability of the Company to perform its obligations under this Agreement (including the issuance of the Shares and the Warrants), the Registration Rights Agreement, the Warrants (including the issuance of the Warrant Shares) or any other agreement or document delivered pursuant hereto or thereto.

     i. Intellectual Property. Each of the Company and its subsidiaries owns or is licensed to use all patents, patent applications, trademarks, trademark applications, trade names, service marks, copyrights, copyright applications, licenses, permits, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) and other similar rights and proprietary knowledge (collectively, "INTANGIBLES") necessary for the conduct of its business as now being conducted. Neither the Company nor any subsidiary of the Company infringes or is in conflict with any other person with respect to any Intangibles which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect. To the Company's knowledge, except as set forth on Schedule 3(i), neither the Company nor any of its subsidiaries has received written notice that it is infringing upon third party Intangibles. Neither the Company nor any of its subsidiaries has entered into any consent, indemnification, forbearance to sue or settlement agreements with respect to the validity of the Company's or its subsidiaries' ownership or right to use its Intangibles and there is no reasonable basis for any such claim to be successful. The Intangibles which have been registered are valid and enforceable and no registration relating thereto has lapsed, expired or been abandoned or canceled or is the subject of cancellation or other adversarial proceedings, and all applications therefor are pending and in good standing. The Company and its subsidiaries have complied, in all material respects, with their respective contractual obligations relating to the protection of the Intangibles used pursuant to licenses. To the Company's knowledge, no person is infringing on or violating the Intangibles owned or used by the Company or its subsidiaries.

     j. Foreign Corrupt Practices. Neither the Company, nor any of its subsidiaries, nor any director, officer, agent, employee or other person acting on behalf of the Company or any subsidiary has, in the course of his actions for, or on behalf of, the Company, used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the United States Foreign Corrupt Practices Act of 1977; or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

     k. Environment. Except as disclosed in the SEC Documents (i) there is no environmental liability, nor factors likely to give rise to any environmental liability, affecting any of the properties of the Company or any of its subsidiaries that, individually or in the aggregate, would have a Material Adverse Effect and (ii) neither the Company nor any of its subsidiaries has violated or infringed any environmental law now in effect nor has any such entity violated or infringed any then current environmental law as applied at that time, other than such violations or infringements that, individually or in the aggregate, have not had and will not have a Material Adverse Effect.

     l. Title. The Company and its subsidiaries have good title in fee simple to all real property and good title to all personal property owned by them which is material to the business of the Company and its subsidiaries, in each case free and clear of all liens, encumbrances and defects except for such defects in title that, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect. Any real property and facilities held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions which have not had and will not have a Material Adverse Effect.

     m. Insurance. Each of the Company and each of its subsidiaries has its assets insured against loss or damage as is appropriate to its business and assets, in such amounts and against such risks as are customarily carried and insured against by owners of comparable businesses and assets, and such insurance coverages will be continued in full force and effect to and including each Closing Date other than those insurance coverages in respect of which the failure to continue in full force and effect could not reasonably be expected to have a Material Adverse Effect.

     n. Disclosure. All information relating to or concerning the Company set forth in this Agreement or provided to the Purchaser pursuant to Section 2(b) hereof and otherwise in connection with the transactions contemplated hereby is true and correct in all material respects and the Company has not omitted to state any material fact necessary in order to make the statements made herein or therein, in light of the circumstances under which they were made, not misleading. No event or circumstance has occurred or exists with respect to the Company or its subsidiaries or their respective businesses, properties, operations, prospects or financial conditions, which has not been publicly disclosed but, under applicable law, rule or regulation, would be required to be disclosed by the Company in a registration statement filed on the date hereof by the Company under the Securities Act with respect to a primary issuance of the Company's securities. The Company has not provided, and without the Purchaser's consent thereto, will not hereafter provide to the Purchaser, any information which, according to applicable law, rule or regulation, should have been disclosed publicly by the Company but which has not been disclosed.

     o. Acknowledgment Regarding the Purchaser's Purchase of the Securities. The Company acknowledges and agrees that the Purchaser is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement or the transactions contemplated hereby, and the relationship between the Company and the Purchaser is "arms length" and that any statement made by the Purchaser or any of its representatives or agents in connection with this Agreement and the transactions contemplated hereby is not advice or a recommendation and is merely incidental to the Purchaser's purchase of Securities. The Company further represents to the Purchaser that the Company's decision to enter into this Agreement has been based solely on an independent evaluation by the Company and its representatives.

     p. No Brokers. Except for $60,000 payable by the Company to Newport Capital Partners in connection with the Initial Closing and up to $50,000 payable by the Company to Newport Capital Partners in connection with Optional Closings, if any, the Company has not engaged any person to which or to whom brokerage commissions, finder's fees, financial advisory fees or similar payments are or will become due in connection with this Agreement or the transactions contemplated hereby.

     q. Tax Status. The Company and each of its subsidiaries has made or filed all federal, state and local income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company and each of its subsidiaries has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) except where the failure to make or file any such return, report or declaration, individually or in the aggregate, would not have a Material Adverse Effect, and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes claimed to be due by the taxing authority of any jurisdiction, the amount of which, individually or in the aggregate, would have a Material Adverse Effect. The Company has not executed a waiver with respect to any statute of limitations relating to the assessment or collection of any federal, state or local tax. Except as set forth in Schedule 3(q), none of the Company's tax returns has been or is being audited by any taxing authority.

     r. No General Solicitation. Neither the Company nor any person participating on the Company's behalf in the transactions contemplated hereby has conducted any "general solicitation," as such term is defined in Regulation D, with respect to any of the Securities being offered hereby.

     s. No Integrated Offering. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security under circumstances that would require registration of the Securities being offered hereby under the Securities Act or cause this offering of Securities to be integrated with any prior offering of securities of the Company for purposes of the Securities Act or any applicable stockholder approval provisions, including, without limitation, Rule 4460(i) of the NASD or any similar rule.

     t. Year 2000. To the best of the Company's knowledge:

          (i) All hardware and software products used by the Company in the administration and the business operations of the Company will be able to process date data (including, but not limited to, calculating, comparing and sequencing) in a consistent manner from, into and between the twentieth century (through 1999), the year 2000 and the twenty-first century, including leap year calculations, when used in accordance with the product documentation accompanying such hardware and software products.

          (ii) All software developed and sold by the Company (other than third party software) will be able to process date data (including, but not limited to, calculating, comparing and sequencing) in a consistent manner from, into and between the twentieth century (through 1999), the year 2000 and the twenty-first century, including leap year calculations, when used in accordance with the product documentation accompanying such software.

     4. COVENANTS.

     a. Best Efforts. The parties shall use their best efforts timely to satisfy each of the conditions set forth in Section 5 and Section 6 of this Agreement.

     b. Form D; Blue Sky Laws. The Company agrees to file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof to each Purchaser promptly after such filing. The Company shall, on or before each Closing Date and take such action as the Company shall reasonably determine is necessary to qualify the Securities for sale to the Purchasers pursuant to this Agreement under applicable securities or "blue sky" laws of the states of the United States or obtain exemption therefrom, and shall provide evidence of any such action so taken to each Purchaser on or prior to each Closing Date.

     c. Reporting Status. So long as the Purchaser beneficially owns any Securities or has the right to acquire any Securities pursuant to this Agreement, the Company shall timely file all reports required to be filed with the SEC pursuant to the Exchange Act, and shall not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would permit such termination.

     d. Use of Proceeds. The Company shall use the net proceeds from the sale of the Shares and the Warrants for the purposes set forth on Schedule 4(d), but in no event shall the Company use such net proceeds to repurchase any outstanding securities of the Company without the Purchasers' prior written consent.

     e. Expenses. If the Initial Closing shall not occur because the Company did not satisfy each of the conditions set forth in Section 6 of this Agreement, the Company shall reimburse Heights Capital Management ("HCM") for the out-of-pocket expenses reasonably incurred by HCM and its affiliates and advisors in connection with the negotiation, preparation, execution and delivery of this Agreement, the Registration Rights Agreement, the Warrants and the other agreements to be executed in connection herewith, including, without limitation, in conducting HCM's and its affiliates' and advisors' reasonable due diligence and HCM's and its affiliates' reasonable attorneys' fees and expenses (the "EXPENSES"). Notwithstanding the foregoing, the Company shall not be obligated to reimburse HCM for more than $50,000 of Expenses pursuant to this Section 4(e).

     f. Financial Information. For a period of two (2) years following the last Closing, the Company agrees to send the following reports to each Purchaser within ten (10) days after the filing with the SEC, a copy of its Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q, its proxy and information statements and any Current Reports on Form 8-K.

     g. Reservation of Shares. The Company has and shall at all times have authorized and reserved for the purpose of issuance a sufficient number of shares of Common Stock to provide for the issuance of the maximum number of Shares as provided in Section 1 hereof and the full exercise of the Warrants and the issuance of the Warrant Shares in connection therewith and as otherwise required hereby and by the Warrants. The Company shall not reduce the number of shares reserved for issuance hereunder or upon the full exercise of the Warrants (except as a result of any such issuance hereunder or exercise of Warrants) without the consent of the Purchaser.

     h. Listing. Within three (3) business days after each Closing Date, the Company shall have secured the listing of the Shares and Warrant Shares, in each case, upon each national securities exchange or automated quotation system, if any, upon which shares of Common Stock are then listed or quoted (subject to official notice of issuance) and shall exercise best efforts to maintain, so long as any other shares of Common Stock shall be so listed, such listing of all Shares from time to time issuable hereunder and all Warrant Shares from time to time issuable upon exercise of the Warrants. The Company will use its best efforts to continue the listing and trading of its Common Stock on NASDAQ, the New York Stock Exchange ("NYSE") or the American Stock Exchange and will comply in all material respects with the Company's reporting, filing and other obligations under the bylaws or rules of the NYSE or any other exchanges, as applicable, and the National Association of Securities Dealers ("NASD").

     i. Corporate Existence. So long as any Purchaser beneficially owns any Securities or the right to acquire any Securities pursuant to this Agreement, the Company shall maintain its corporate existence, except in the event of a merger, consolidation or sale of all or substantially all of the Company's assets, as long as the surviving or successor entity in such transaction assumes the Company's obligations hereunder and under the Warrants and under the agreements and instruments entered into in connection herewith.

     j. Additional Equity Capital; Right of First Offer.

          i. The Company agrees that during the period beginning on the date hereof and ending on the date which is 180 days following the Initial Closing Date (the "LOCK-UP PERIOD"), the Company will not, without the prior written consent of HCM, contract with any party to obtain additional financing in which any equity or equity-linked securities of the Company or a subsidiary of the Company are issued (including any debt financing with an equity component) ("FUTURE OFFERINGS"). Notwithstanding the foregoing, at any time during the Lock-Up Period, the Company may conduct a Future Offering (subject to the Purchasers' rights set forth in Section 4(j)(ii) below) so long as (i) in such Future Offering, the Company does not issue
     (A) any shares of Common Stock or securities exercisable or exchangeable for or convertible into shares of Common Stock (collectively, "CONVERTIBLE SECURITIES") at a price per share of Common Stock which is (I) less than the average Closing Price during the five (5) Trading Days ending on the Trading Day immediately preceding the date of issuance of such Common Stock or Convertible Securities or (II) subject to any future adjustments or resets; (B) any Convertible Securities with a fluctuating conversion or exercise price or exchange ratio, or other comparable pricing mechanism and
     (ii) the Company does not grant to the investors in such Future Offering any common stock registration rights and/or public resale rights which are exercisable within one (1) year of the closing of such Future Offering.

          ii. The Company will not conduct any Future Offering during the period beginning on the date hereof and ending 180 days following the expiration of the Lock-Up Period, unless it shall have first delivered to the Purchasers, at least five (5) business days prior to the closing of such Future Offering, written notice describing the proposed Future Offering, including the terms and conditions thereof, and providing each Purchaser an option during the five (5) business day period following delivery of such notice to purchase up to the Applicable Portion (as defined below) of the securities being offered in the Future Offering on the same terms as contemplated by such Future Offering (the limitations referred to in this sentence and in Section 4(j)(i) are collectively referred to as the "CAPITAL RAISING LIMITATIONS"); provided, however, a Purchaser shall not be entitled to purchase securities in connection with a Future Offering to the extent that the purchase price of such securities exceeds the sum of such Purchaser's Initial Investment Amount and Optional Investment Amount. The Capital Raising Limitations shall not apply to any transaction involving issuances of securities as consideration in a merger, consolidation or acquisition of assets, or in connection with any strategic partnership or joint venture (the primary purpose of which is not to raise equity capital), or as consideration for the acquisition of a business, product or license by the Company. The Capital Raising Limitations also shall not apply in the event that the Purchasers beneficially own, in the aggregate, less than three percent (3%) of the outstanding Shares of Common Stock, nor to (i) the issuance of securities pursuant to an underwritten public offering, (ii) the issuance of securities upon exercise or conversion of the Company's options, warrants or other convertible securities outstanding as of the date hereof or (iii) the grant of additional options or warrants, or the issuance of additional securities, under any duly authorized Company stock option, stock purchase or restricted stock plan for the benefit of the Company's employees, consultants or directors. The "APPLICABLE PORTION" shall mean a fraction, the numerator of which is such Purchaser's Investment Amount and the denominator of which is the aggregate Investment Amount of all the Purchasers.

     k. Voting of Shares. Each Purchaser hereby agrees to vote all Shares and Warrant Shares owned of record by such Purchaser on a given record date in accordance with the recommendation given by the Company's board of directors to all of the Company's shareholders as to how to vote at the Company's upcoming shareholders' meeting. Notwithstanding the foregoing, a Purchaser shall not be required to vote any Shares or Warrant Shares in favor of any proposal that may adversely affect such Purchaser's interests, as determined in such Purchaser's sole judgment.

     l. No Integrated Offerings. The Company shall not make any offers or sales of any security (other than the Securities) under circumstances that would require registration of the Securities being offered or sold hereunder under the Securities Act or cause this offering of Securities to be integrated with any other offering of securities by the Company for purposes of any stockholder approval provision applicable to the Company or its securities.

     5 CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL.

     The obligation of the Company hereunder to issue and sell Shares and Warrants to a Purchaser at the Initial Closing or an Optional Closing hereunder is subject to the satisfaction, at or before each Closing Date, of each of the following conditions thereto; provided, however, that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion.

     a Each Purchaser shall have executed the signature page to this Agreement and the Registration Rights Agreement, and delivered the same to the Company.

     b Each Purchaser shall have delivered a duly executed Call Option, in the form attached hereto as Exhibit C.

     c Each Purchaser shall have delivered (i) such Purchaser's Initial Investment Amount in accordance with Section 1(c) above at the Initial Closing and (ii) such Purchaser's Election Amount in accordance with Section 1(d) above in connection with each Optional Closing.

     d The representations and warranties of each Purchaser shall be true and correct as of the date when made and as of each Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which representations and warranties shall be true and correct as of such date), and each Purchaser shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the applicable Purchaser at or prior to each Closing Date.

     e No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

6    CONDITIONS TO EACH PURCHASER'S OBLIGATION TO PURCHASE SHARES AND WARRANTS.

     The obligation of each Purchaser hereunder to purchase Shares and Warrants to be purchased by it hereunder is subject to the satisfaction, at or before each Closing Date, of each of the following conditions, provided that these conditions are for such Purchaser's sole benefit and may be waived by such Purchaser at any time in such Purchaser's sole discretion:

     a The Company shall have executed the signature pages to this Agreement and the Registration Rights Agreement, and delivered the same to the Purchaser.

     b The Company shall have delivered to the Purchaser (i) at the Initial Closing duly executed certificates representing the number of Closing Shares and duly executed Closing

Warrants as provided in Section 1(c) above and (ii) at each Optional Closing, duly executed certificates representing the number of Optional Shares and duly executed Optional Warrants as provided in Section 1(d) above.

     c Trading in the Common Stock (or NASDAQ generally) shall not have been suspended or be under threat of suspension by the SEC or NASDAQ.

     d The representations and warranties of the Company shall be true and correct as of the date when made and as of each Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which representations and warranties shall be true and correct as of such date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to each Closing Date. The Purchaser shall have received a certificate, executed on behalf of the Company by its Chief Financial Officer, dated as of each Closing Date, to the foregoing effect.

     e No statute, rule, regulation, executive order, decree, ruling, injunction, action, proceeding or interpretation shall have been enacted, entered, promulgated, endorsed or adopted by any court or governmental authority of competent jurisdiction or any self-regulatory organization, or the staff of any thereof, having authority over the matters contemplated hereby which questions the validity of, or challenges or prohibits the consummation of, any of the transactions contemplated by this Agreement.

     f The Purchaser shall have received an opinion of the Company's counsel, dated as of each Closing Date, in substantially the form of Exhibit D attached hereto.

     g Subsequent to the date of this Agreement, there shall not have occurred any Material Adverse Effect.

     h The Company shall have provided advance notice to the NASD of the issuance of the Shares as contemplated by NASD Rule 4310(c)(17) and provided the Purchaser with evidence of the Company's compliance with such Rule, or evidence of the NASD's waiver of the applicable time period or a written memorandum from the Company's outside legal counsel, the contents of which shall be reasonably satisfactory to the Purchasers, stating that the NASD has agreed orally that a notification delivered to the NASD by the Company subsequent to the time frame contemplated by NASD Rule 4310(c)(17) will not subject the Company to scrutiny or impact the tradeablility of the Shares and the Warrant Shares.

     7 GOVERNING LAW MISCELLANEOUS.

     a Governing Law; Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts made and to be performed in the State of Delaware. Each of the Purchasers and the Company irrevocably consent to the jurisdiction of the United States federal courts and the state courts located in the State of Delaware in any suit or proceeding based on or arising under this Agreement and irrevocably agrees that all claims in respect of such suit or proceeding may be determined in such courts. Each of the Purchasers and the Company irrevocably waive the defense of an inconvenient forum to the maintenance of such suit or proceeding. Each of the Purchasers and the Company further agree that service of process upon such party mailed by first class mail shall be deemed in every respect effective service of process upon such party in any such suit or proceeding. Nothing herein shall affect the right of a party hereto to serve process in any other manner permitted by law. Each of the Purchasers and the Company agree that a final non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

     b Counterparts. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. This Agreement, once executed by a party, may be delivered to the other parties hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement. In the event any signature is delivered by facsimile transmission, the party using such means of delivery shall cause the manually executed Execution Page(s) hereof to be physically delivered to the other party within five (5) days of the execution hereof.

     c Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

     d Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

     e Entire Agreement; Amendments; Waiver. This Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Purchaser make any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived other than by an instrument in writing signed by the party to be charged with enforcement and no provision of this Agreement may be amended other than by an instrument in writing signed by the Company and the Purchaser. Any waiver by any party of a breach of any provision of this Agreement shall not operate as or be construed to be a waiver of any other breach of such provision of or any breach of any other provision of this Agreement. The failure of a party to insist upon strict adherence to any term of this Agreement on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement.

     f Notices. Any notices required or permitted to be given under the terms of this Agreement shall be sent by certified or registered mail (return receipt requested) or delivered personally or by courier or by confirmed telecopy, and shall be effective five days after being placed in the mail, if mailed, or upon receipt or refusal of receipt, if delivered personally or by courier or confirmed telecopy, in each case addressed to a party. The addresses for such communications shall be:

          If to the Company:

          Think New Ideas, Inc.
          45 West 36th Street
          12th Floor
          New York, NY  10018
          Telephone No.:  (212) 629-8600
          Telecopy No.:  (212) 629-6974

          Attention:  Melvin L.  Epstein and
                      Cindi A.  Lefari, Esquire

                          with a copy to:

                   Morris, Manning & Martin, L.L.P.
                   1600 Atlanta Financial Center
                   3343 Peachtree Road, N.E.
                   Atlanta, GA  30326-1044
                   Telephone No.:  (404) 233-7000
                   Telecopy No.:  (404) 365-9532
                   Attention:  Rosemarie A.  Thurston, Esquire

     If to a Purchaser, to the address set forth under the Purchaser's name on the Execution Page hereto executed by such Purchaser.

     Each party shall provide notice to the other parties of any change in address.

     g Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. Neither the Company nor any Purchaser shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the Purchasers, in the case of an assignment by the Company, and the Company, in the case of an assignment by a Purchaser. Notwithstanding the foregoing, this Agreement will be binding upon and inure to the benefit of any entity succeeding to the Company by merger, consolidation, or acquisition of all or substantially all of the Company's assets.

     h Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by any other person.

     i Survival. The representations and warranties of the Company and the Purchasers and the agreements and covenants set forth in Sections 2, 3, 4 and 7 shall survive each of the Closings hereunder notwithstanding any due diligence investigation conducted by or on behalf of the Purchasers or the Company. Moreover, none of the representations and warranties made by the Company herein shall act as a waiver of any rights or remedies a Purchaser may have under applicable federal or state securities laws. The Company agrees to indemnify and hold harmless each Purchaser and each of such Purchaser's officers, directors, employees, partners, members, agents and affiliates for loss or damage relating to the Securities purchased hereunder arising as a result of or related to any breach by the Company of any of its representations or covenants set forth herein, including advancement of expenses as they are incurred.

     j Publicity. The Company and each Purchaser shall have the right to review and comment upon, before issuance any press releases, SEC, NASDAQ or NASD filings, or any other public statements with respect to the transactions contemplated hereby; provided, however, that the Company shall be entitled, without the prior review of the Purchasers, to make any press release or SEC, NASDAQ or NASD filings with respect to such transactions as is required by applicable law and/or exchange regulations (although the Purchasers shall be entitled to review and comment upon any such press release prior to its release).

     k Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

     l Termination. In the event that the Initial Closing Date shall not have occurred on or before March 12, 1999, unless the parties agree otherwise, this Agreement shall terminate at the close of business on such date. Notwithstanding any termination of this Agreement, any party not in breach of this Agreement shall preserve all rights and remedies it may have against another party hereto for a breach of this Agreement prior to or relating to the termination hereof.

     m Joint Participation in Drafting. Each party to this Agreement has participated in the negotiation and drafting of this Agreement, the Registration Rights Agreement, the Warrants and the Call Options. As such, the language used herein and therein shall be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction will be applied against any party to this Agreement, the Registration Rights Agreement, the Warrants or the Call Options.

     n Equitable Relief. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to a Purchaser by vitiating the intent and purpose of the transactions contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations hereunder will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Agreement, that a Purchaser shall be entitled, in addition to all other available remedies, to an injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the undersigned Purchaser and the Company have caused this Agreement to be duly executed as of the date first above written.

                                      COMPANY:

                                      THINK NEW IDEAS, INC.

                                      By: /s/ Melvin L. Epstein
                                         ---------------------------------------
                                         Name: Melvin L. Epstein
                                         Title: Chief Financial Officer


                                      PURCHASER:

                                      CAPITAL VENTURES INTERNATIONAL
                                      By: Heights Capital Management,
                                          its authorized agent

                                      By: /s/ Michael Spolan
                                         ---------------------------------------
                                         Name: Michael Spolan, Esq.
                                         Title: Secretary
                                         Residence: Cayman Islands
                                         Address: c/o Heights Capital Management
                                                  425 California, Suite 1100
                                                  San Francisco, CA  94104
                                         Telephone No.:  (415) 403-6500
                                         Telecopy No.:  (415) 403-6525
                                         Attention:  Michael Spolan, Esq.


with copies of all notices to:

Klehr, Harrison, Harvey, Branzburg & Ellers LLP
1401 Walnut Street
Philadelphia, PA 19102
Telephone No.: (215) 568-6060
Telecopy No.: (215) 568-6603
Attention: Stephen T. Burdumy, Esq.

Initial Investment Amount  $ 3,000,000
                           -----------

Optional Investment Amount $ 2,500,000
                           -----------

         IN WITNESS WHEREOF, the undersigned Purchaser and the Company have caused this Agreement to be duly executed as of the date first above written.

                                       COMPANY:

                                       THINK NEW IDEAS, INC.

                                       By: /s/ Melvin L. Epstein
                                          --------------------------------------
                                          Name:  Melvin L. Epstein
                                          Title:  Chief Financial Officer


                                       PURCHASER:

                                       MARSHALL CAPITAL MANAGEMENT, INC.

                                       By: /s/ Allan Weine
                                          --------------------------------------
                                          Name: Allan Weine
                                          Title: President
                                          Residence: Delaware
                                          Address: 227 Monroe Street, 42nd Floor
                                                   Chicago, IL 60606
                                          Telephone No.:  (312) 750-3239
                                          Telecopy No.:  (312) 750-1031
                                          Attention: Allan Weine


with copies of all notices to:

Solomon, Zauderer, Ellenhorn, Fisher & Sharp
45 Rockefeller Plaza, Suite 730
New York, NY 10111
Telephone No.: (212) 956-3700
Telecopy No.: (212) 956-4068
Attention: Robert Mazzeo, Esquire

Initial Investment Amount  $ 3,000,000
                           -----------

Optional Investment Amount $ 2,500,000
                           -----------

                                                                       EXHIBIT A
                                                                              TO
                                                                      SECURITIES
                                                                        PURCHASE
                                                                       AGREEMENT

                    VOID AFTER 5:00 P.M., NEW YORK CITY TIME,
                      ON THE FIFTH ANNIVERSARY OF ISSUANCE.

          THIS WARRANT AND THE SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION. THE SECURITIES REPRESENTED HEREBY MAY NOT BE OFFERED OR SOLD IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER APPLICABLE SECURITIES LAWS UNLESS OFFERED, SOLD OR TRANSFERRED PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS.

                                        Right to Purchase ___________Shares of
                                        Common Stock, par value $.0001 per share

Date: ______________

                              THINK NEW IDEAS, INC.
                             STOCK PURCHASE WARRANT

     THIS CERTIFIES THAT, for value received, ___________________________, or its registered assigns, is entitled to purchase from THINK NEW IDEAS, INC., a corporation organized under the laws of the State of Delaware (the "COMPANY"), at any time or from time to time during the period specified in Section 2 hereof, ________________________ (________) fully paid and nonassessable shares of the Company's common stock, par value $.0001 per share (the "COMMON STOCK"), at an exercise price per share (the "EXERCISE PRICE") equal to $____ [Amount of Exercise Price is as per definition of Closing Warrant or Optional Warrant, as applicable, in Securities Purchase Agreement]. The number of shares of Common Stock purchasable hereunder (the "WARRANT Shares") and the Exercise Price are subject to adjustment as provided in Section 4 hereof. The term "WARRANTS" means this Warrant and the other warrants of the Company issued pursuant to that certain Securities Purchase Agreement, dated as of March 4, 1999, by and among the Company and the other signatories thereto (the "SECURITIES PURCHASE AGREEMENT").

     This Warrant is subject to the following terms, provisions and conditions:

     1. Manner of Exercise; Issuance of Certificates; Payment for Shares. Subject to the provisions hereof, including, without limitation, the limitations contained in Section 7 hereof, this Warrant may be exercised at any time during the Exercise Period (as defined below) by the holder hereof, in whole or in part, by the surrender of this Warrant, together with a completed exercise agreement in the form attached hereto (the "EXERCISE AGREEMENT"), to the Company by 11:59 p.m. New York time on any business day at the Company's principal executive offices (or such other office or agency of the Company as it may designate by notice to the holder hereof) and upon (i) payment to the Company in cash, by certified or official bank check or by wire transfer for the account of the Company, of the Exercise Price for the Warrant Shares specified in the Exercise Agreement or (ii) if the holder is permitted to effect a Cashless Exercise (as defined in Section 11(c) hereof) pursuant to Section 11(c) hereof, delivery to the Company of a written notice of an election to effect a Cashless Exercise for the Warrant Shares specified in the Exercise Agreement. The Warrant Shares so purchased shall be deemed to be issued to the holder hereof or such holder's designee, as the record owner of such shares, as of the close of business on the date on which this Warrant shall have been surrendered and the completed Exercise Agreement shall have been delivered and payment shall have been made for such shares as set forth above or, if such day is not a business day, on the next succeeding business day. The Warrant Shares so purchased, representing the aggregate number of shares specified in the Exercise Agreement, shall be delivered to the holder hereof within a reasonable time, not exceeding two business days, after this Warrant shall have been so exercised (the "DELIVERY PERIOD"). If the Company's transfer agent is participating in the Depository Trust Company ("DTC") Fast Automated Securities Transfer program, and so long as the certificates therefor do not bear a legend and the holder is not obligated to return such certificate for the placement of a legend thereon, the Company shall cause its transfer agent to electronically transmit the Warrant Shares so purchased to the holder by crediting the account of the holder or its nominee with DTC through its Deposit Withdrawal Agent Commission system ("DTC TRANSFER"). If the aforementioned conditions to a DTC Transfer are not satisfied, the Company shall deliver to the holder physical certificates representing the Warrant Shares so purchased. Further, the holder may instruct the Company to deliver to the holder physical certificates representing the Warrant Shares so purchased in lieu of delivering such shares by way of DTC Transfer. Any certificates so delivered shall be in such denominations as may be requested by the holder hereof, shall be registered in the name of such holder or such other name as shall be designated by such holder and, following the date on which the Warrant Shares have been registered under the Securities Act pursuant to that certain Registration Rights Agreement, dated as of March 4, 1999, by and between the Company and the other signatories thereto (the "REGISTRATION RIGHTS AGREEMENT") or otherwise may be sold by the holder pursuant to Rule 144 promulgated under the Securities Act (or a successor rule), shall not bear any restrictive legend. If this Warrant shall have been exercised only in part, then, unless this Warrant has expired, the Company shall, at its expense, at the time of delivery of such certificates, deliver to the holder a new Warrant representing the number of shares with respect to which this Warrant shall not then have been exercised.

     If, at any time during the Exercise Period, a holder of this Warrant submits this Warrant, an Exercise Agreement and payment to the Company of the Exercise Price for each of the

Warrant Shares specified in the Exercise Agreement, and the Company fails for any reason to deliver, on or prior to the fourth business day following the expiration of the Delivery Period for such exercise, the number of shares of Common Stock to which the holder is entitled upon such exercise (an "EXERCISE DEFAULT"), then the Company shall pay to the holder payments ("EXERCISE DEFAULT PAYMENTS") for an Exercise Default in the amount of (a) (N/365), multiplied by
(b) the amount by which the Market Price (as defined in Section 4(l) hereof) on the date the Exercise Agreement giving rise to the Exercise Default is transmitted in accordance with this Section 1 (the "EXERCISE DEFAULT Date") exceeds the Exercise Price in respect of such Warrant Shares, multiplied by (c) the number of shares of Common Stock the Company failed to so deliver in such Exercise Default, multiplied by (d) .24, where N = the number of days from the Exercise Default Date to the date that the Company effects the full exercise of this Warrant which gave rise to the Exercise Default. The accrued Exercise Default Payment for each calendar month shall be paid in cash or shall be convertible into Common Stock, at the Company's option, as follows:

          (a) In the event the Company elects to make such payment in cash, cash payment shall be made to holder by the fifth day of the month following the month in which it has accrued; and

          (b) In the event the Company elects to make such payment in Common Stock, such amount shall be convertible into Common Stock at a conversion price equal to the lower of the Exercise Price or the Market Price (as defined in Section 4(l)) (as in effect at the time of conversion) on the fifth day of the month following the month in which it has accrued, which shares of Common Stock shall be delivered within two (2) business days thereafter.

          Nothing herein shall limit the holder's right to pursue actual damages for the Company's failure to maintain a sufficient number of authorized shares of Common Stock as required pursuant to the terms of Section 3(b) hereof or to otherwise issue shares of Common Stock upon exercise of this Warrant in accordance with the terms hereof, and the holder shall have the right to pursue all remedies available at law or in equity (including a decree of specific performance and/or injunctive relief).

     2. Period of Exercise. This Warrant may be exercised at any time or from time to time during the period (the "EXERCISE PERIOD") beginning on (a) the earlier of (i) the one (1) year anniversary of the Initial Closing Date (as defined in the Securities Purchase Agreement) and (ii) the Adjustment Date (as defined in the Securities Purchase Agreement), and ending (b) at 5:00 p.m., New York City time, on the fifth annual anniversary of the date of original issuance hereof.

     3. Certain Agreements of the Company. The Company hereby covenants and agrees as follows:

          (a) Shares to be Fully Paid. All Warrant Shares will, upon issuance in accordance with the terms of this Warrant, be validly issued, fully paid and nonassessable and free from all taxes and liens, claims and encumbrances created by or through the Company or of which the Company has knowledge.

          (b) Reservation of Shares. During the period (the "INVESTMENT PERIOD") beginning on the Initial Closing Date and ending upon the expiration of the Exercise Period, the Company shall at all times have authorized, and reserved for the purpose of issuance upon exercise of this Warrant, a sufficient number of shares of Common Stock to provide for the exercise in full of this Warrant (without giving effect to the limitations on exercise set forth in Section 7(g) hereof).

          (c) Listing. The Company shall promptly secure the listing of the shares of Common Stock issuable upon exercise of this Warrant upon each national securities exchange or automated quotation system, if any, upon which shares of Common Stock are then listed or become listed (subject to official notice of issuance upon exercise of this Warrant) and shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all shares of Common Stock from time to time issuable upon the exercise of this Warrant; and the Company shall so list on each national securities exchange or automated quotation system, as the case may be, and shall maintain such listing of, any other shares of capital stock of the Company issuable upon the exercise of this Warrant if and so long as any shares of the same class shall be listed on such national securities exchange or automated quotation system.

          (d) Certain Actions Prohibited. The Company will not, by amendment of its charter or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by it hereunder, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may reasonably be requested by the holder of this Warrant in order to protect the economic benefit inuring to the holder hereof and the exercise privilege of the holder of this Warrant against dilution or other impairment, consistent with the tenor and purpose of this Warrant. Without limiting the generality of the foregoing, the Company (i) will not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the Exercise Price then in effect, and (ii) will take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant.

          (e) Successors and Assigns. This Warrant will be binding upon any entity succeeding to the Company by merger, consolidation, or acquisition of all or substantially all of the Company's assets.

          (f) Blue Sky Laws. The Company shall, on or before the date of issuance of any Warrant Shares, take such actions as the Company shall reasonably determine are necessary to qualify the Warrant Shares for, or obtain exemption for the Warrant Shares for, sale to the holder of this Warrant upon the exercise hereof under applicable securities or "blue sky" laws of the states of the United States, and shall provide evidence of any such action so taken to the holder of this Warrant prior to such date; provided, however, that the Company shall not be required to qualify as a foreign corporation or file a general consent to service of process in any such jurisdiction.

     4. Antidilution Provisions. During the Investment Period, the Exercise Price and the number of Warrant Shares issuable hereunder shall be subject to adjustment from time to time as provided in this Section 4.

     In the event that any adjustment of the Exercise Price as required herein results in a fraction of a cent, such Exercise Price shall be rounded up or down to the nearest cent.

          (a) Adjustment of Exercise Price. Except as otherwise provided in Sections 4(c) and 4(e) hereof, if and whenever during the Investment Period the Company issues or sells, or in accordance with Section 4(b) hereof is deemed to have issued or sold, any shares of Common Stock for no consideration or for a consideration per share less than the Market Price (as hereinafter defined) on the date of issuance (a "DILUTIVE ISSUANCE"), then effective immediately upon the Dilutive Issuance, the Exercise Price will be adjusted in accordance with the following formula:

           E' = E x O + P/M
                    -------
                     CSDO

          where:

          E'   =    the adjusted Exercise Price;
          E    =    the then current Exercise Price;
          M    =    the  then  current  Market  Price  (as  defined  in  Section
                    4(1)(ii));
          O    =    the number of shares of Common Stock outstanding immediately prior to the Dilutive Issuance;
          P    =    the  aggregate  consideration,  calculated  as set  forth in
                    Section  4(b)  hereof,  received  by the  Company  upon such
                    Dilutive Issuance; and
          CSDO =    the  total   number  of  shares  of  Common   Stock   Deemed
                    Outstanding (as defined in Section 4(l)(i)) immediately after the Dilutive Issuance.

          (b) Effect on Exercise Price of Certain Events. For purposes of determining the adjusted Exercise Price under Section 4(a) hereof, the following will be applicable:

               (i) Issuance of Rights or Options. If the Company in any manner issues or grants any warrants, rights or options, whether or not immediately exercisable, to subscribe for or to purchase Common Stock or other securities exercisable, convertible into or exchangeable for Common Stock ("CONVERTIBLE Securities") (such warrants, rights and options to purchase Common Stock or Convertible Securities are hereinafter referred to as "OPTIONS") and the price per share for which Common Stock is issuable upon the exercise of such Options is less than the Market Price in effect on the date of issuance of such Options ("BELOW MARKET OPTIONS"), then the maximum total number of shares of Common Stock issuable upon the exercise of all such Below Market Options (assuming full exercise, conversion or exchange of Convertible Securities, if applicable) will, as of the date of the issuance or grant of such Below Market Options, be deemed to be outstanding and to have been issued and sold by the Company for such price per share. For purposes of the preceding sentence, the "price per share for which Common Stock is issuable upon the exercise of such Below Market Options" is determined by dividing (i) the total amount, if any, received or receivable by the Company as consideration for the issuance or granting of all such Below Market Options, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the exercise of all such Below Market Options, plus, in the case of Convertible Securities issuable upon the exercise of such Below Market Options, the minimum aggregate amount of additional consideration payable upon the exercise, conversion or exchange thereof at the time such Convertible Securities first become exercisable, convertible or exchangeable, by (ii) the maximum total number of shares of Common Stock issuable upon the exercise of all such Below Market Options (assuming full conversion of Convertible Securities, if applicable). No further adjustment to the Exercise Price will be made upon the actual issuance of such Common Stock upon the exercise of such Below Market Options or upon the exercise, conversion or exchange of Convertible Securities issuable upon exercise of such Below Market Options.

               (ii) Issuance of Convertible Securities.

                    (A) If the Company in any manner issues or sells any Convertible Securities, whether or not immediately convertible (other than where the same are issuable upon the exercise of Options) and the price per share for which Common Stock is issuable upon such exercise, conversion or exchange (as determined pursuant to Section 4(b)(ii)(B) if applicable) is less than the Market Price in effect on the date of issuance of such Convertible Securities, then the maximum total number of shares of Common Stock issuable upon the exercise, conversion or exchange of all such Convertible Securities will, as of the date of the issuance of such Convertible Securities, be deemed to be outstanding and to have been issued and sold by the Company for such price per share. For the purposes of the preceding sentence, the "price per share for which Common Stock is issuable upon such exercise, conversion or exchange" is determined by dividing (i) the total amount, if any, received or receivable by the Company as consideration for the issuance or sale of all such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the exercise, conversion or exchange thereof at the time such Convertible Securities first become exercisable, convertible or exchangeable, by (ii) the maximum total number of shares of Common Stock issuable upon the exercise, conversion or exchange of all such Convertible Securities. No further adjustment to the Exercise Price will be made upon the actual issuance of such Common Stock upon exercise, conversion or exchange of such Convertible Securities.

                    (B) If the Company in any manner issues or sells any Convertible Securities with a fluctuating conversion or exercise price or exchange ratio (a "VARIABLE RATE CONVERTIBLE SECURITY"), then the "price per share for which Common Stock is issuable upon such exercise, conversion or exchange" for purposes of the calculation contemplated by Section 4(b)(ii)(A) shall be deemed to be the lowest price per share which would be applicable (assuming all holding period and other conditions to any discounts contained in such Convertible Security have been satisfied) if the Market Price on the date of issuance of such Convertible Security was 75% of the Market Price on such date (the "ASSUMED VARIABLE MARKET PRICE"). Further, if the Market Price at any time or times thereafter is, for ten (10) consecutive trading days, less than or equal to the Assumed Variable Market Price last used for making any adjustment under this Section 4 with respect to any Variable Rate Convertible Security, the Exercise Price in effect at such time shall be readjusted to equal the Exercise Price which would have resulted if the Assumed Variable Market Price at the time of issuance of the Variable Rate Convertible Security had been 75% of the lowest Market Price in effect during such ten (10) trading day period.

               (iii) Change in Option Price or Conversion Rate. If there is a change at any time in (i) the amount of additional consideration payable to the Company upon the exercise of any Options; (ii) the amount of additional consideration, if any, payable to the Company upon the exercise, conversion or exchange of any Convertible Securities; or (iii) the rate at which any Convertible Securities are convertible into or exchangeable for Common Stock (in each such case, other than under or by reason of provisions designed to protect against dilution), the Exercise Price in effect at the time of such change will be readjusted to the Exercise Price which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed additional consideration or changed conversion rate, as the case may be, at the time initially granted, issued or sold.

               (iv) Treatment of Expired Options and Unexercised Convertible Securities. If, in any case, the total number of shares of Common Stock issuable upon exercise of any Option or upon exercise, conversion or exchange of any Convertible Securities is not, in fact, issued and the rights to exercise such Option or to exercise, convert or exchange such Convertible Securities shall have expired or terminated, the Exercise Price then in effect will be readjusted to the Exercise Price which would have been in effect at the time of such expiration or termination had such Option or Convertible Securities, to the extent outstanding immediately prior to such expiration or termination (other than in respect of the actual number of shares of Common Stock issued upon exercise or conversion thereof), never been issued.

               (v) Calculation of Consideration Received. If any Common Stock, Options or Convertible Securities are issued, granted or sold for cash, the consideration received therefor for purposes of this Warrant will be the amount received by the Company therefor, before deduction of reasonable commissions, underwriting discounts or allowances or other reasonable expenses paid or incurred by the Company in connection with such issuance, grant or sale. In case any Common Stock, Options or Convertible Securities are issued or sold for a consideration part or all of which shall be other than cash, the amount of the consideration other than cash received by the Company will be the fair market value of such consideration, except where such consideration consists of securities, in which case the amount of consideration received by the Company will be the market price thereof as of the date of receipt. In case any Common Stock, Options or Convertible Securities are issued in connection with any merger or consolidation in which the Company is the surviving corporation, the amount of consideration therefor will be deemed to be the fair market value of such portion of the net assets and business of the non-surviving corporation as is attributable to such Common Stock, Options or Convertible Securities, as the case may be. The Company shall calculate, using standard commercial valuation methods appropriate for valuing such assets, the fair market value of any consideration other than cash or securities; provided, however, that if the holder hereof does not agree to such fair market value calculation within three (3) business days after receipt of notice thereof from the Company, then such fair market value will be determined in good faith by an investment banker or other appropriate expert of national reputation selected by the Company and reasonably acceptable to the holder hereof, with the costs of such appraisal to be borne equally by the Company and the holder hereof.

               (vi) Exceptions to Adjustment of Exercise Price. No adjustment to the Exercise Price will be made (i) upon the exercise of any warrants, options or convertible securities issued and outstanding on the Initial Closing Date and set forth on Schedule 3(d) of the Securities Purchase Agreement in accordance with the terms of such securities as of such date; (ii) upon the grant or exercise of any stock or options which may hereafter be granted or exercised under any employee benefit plan, stock option plan or stock purchase plan of the Company now existing or to be implemented in the future, so long as the grant of such stock or options is approved by a majority of the non-employee members of the Board of Directors of the Company or a majority of the members of a committee of non-employee directors established for such purpose; (iii) upon the issuance of any Common Stock or Warrants in accordance with the terms of the Securities Purchase Agreement; or (iv) upon exercise of the Warrants.

          (c) Subdivision or Combination of Common Stock. If the Company, at any time during the Investment Period, subdivides (by any stock split, stock dividend, recapitalization, reorganization, reclassification or otherwise) its shares of Common Stock into a greater number of shares, then, after the date of record for effecting such subdivision, the Exercise Price in effect immediately prior to such subdivision will be proportionately reduced. If the Company, at any time during the Investment Period, combines (by reverse stock split, recapitalization, reorganization, reclassification or otherwise) its shares of Common Stock into a smaller number of shares, then, after the date of record for effecting such combination, the Exercise Price in effect immediately prior to such combination will be proportionately increased.

          (d) Adjustment in Number of Shares. Upon each adjustment of the Exercise Price pursuant to the provisions of this Section 4, the number of shares of Common Stock issuable upon exercise of this Warrant shall be increased or decreased to equal the quotient obtained by dividing (i) the product of (A) the Exercise Price in effect immediately prior to such adjustment, multiplied by
(B) the number of shares of Common Stock issuable upon exercise of this Warrant immediately prior to such adjustment, by (ii) the adjusted Exercise Price.

          (e) Consolidation, Merger or Sale. In case of any consolidation of the Company with, or merger of the Company into, any other entity, or in case of any sale or conveyance of all or substantially all of the assets of the Company other than in connection with a plan of complete liquidation of the Company at any time during the Investment Period, then as a condition of such consolidation, merger or sale or conveyance, adequate provision will be made whereby the holder of this Warrant will have the right to acquire and receive upon exercise of this Warrant in lieu of the shares of Common Stock immediately theretofore acquirable upon the exercise of this Warrant, such shares of stock, securities, cash or assets as may be issued or payable with respect to or in exchange for the number of shares of Common Stock immediately theretofore acquirable and receivable upon exercise of this Warrant had such consolidation, merger or sale or conveyance not taken place. In any such case, the Company will make appropriate provision to insure that the provisions of this Section 4 will thereafter be applicable as nearly as may be in relation to any shares of stock or securities thereafter deliverable upon the exercise of this Warrant. The Company will not effect any consolidation, merger or sale or conveyance unless prior to the consummation thereof, the successor entity (if other than the Company) assumes by written instrument the obligations under this Warrant and the obligations to deliver to the holder of this Warrant such shares of stock, securities or assets as, in accordance with the foregoing provisions, the holder may be entitled to acquire. Notwithstanding the foregoing, in the event of any consolidation of the Company with, or merger of the Company into, any other entity, or the sale or conveyance of all or substantially all of the assets of the Company, at any time during the Investment Period, the holder of the Warrant shall, at its option, in lieu of the foregoing, have the right to receive, in connection with such transaction, cash consideration equal to the fair value of this Warrant as determined in accordance with customary valuation methodology used in the investment banking industry.

          (f) Distribution of Assets. In case the Company shall declare or make any distribution of its assets (or rights to acquire its assets) to holders of Common Stock as a partial liquidating dividend, stock repurchase, by way of return of capital or otherwise (including any dividend or distribution to the Company's shareholders of cash or shares (or rights to acquire shares) of capital stock of a subsidiary) (a "Distribution"), at any time during the Investment Period, then the holder of this Warrant shall be entitled upon exercise of this Warrant for the purchase of any or all of the shares of Common Stock subject hereto, to receive the amount of such assets (or rights) which would have been payable to the holder had such holder been the holder of such shares of Common Stock on the record date for the determination of shareholders entitled to such Distribution.

          (g) Notice of Adjustment. Upon the occurrence of any event which requires any adjustment of the Exercise Price, then, and in each such case, the Company shall give notice thereof to the holder of this Warrant, which notice shall state the Exercise Price resulting from such adjustment and the increase or decrease in the number of Warrant Shares issuable upon exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. Such calculation shall be certified by the chief financial officer of the Company.

          (h) Minimum Adjustment of Exercise Price. No adjustment of the Exercise Price shall be made in an amount of less than 1% of the Exercise Price in effect at the time such adjustment is otherwise required to be made, but any such lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment which, together with any adjustments so carried forward, shall amount to not less than 1% of such Exercise Price.

          (i) No Fractional Shares. No fractional shares of Common Stock are to be issued upon the exercise of this Warrant, but the Company shall pay a cash adjustment in respect of any fractional share which would otherwise be issuable in an amount equal to the same fraction of the Market Price of a share of Common Stock on the date of such exercise.

          (j) Other Notices. In case at any time:

               (i) the Company shall declare any dividend upon the Common Stock payable in shares of stock of any class or make any other distribution (other than dividends or distributions payable in cash out of retained earnings consistent with the Company's past practices with respect to declaring dividends and making distributions) to the holders of the Common Stock;

               (ii) the Company shall offer for subscription pro rata to the holders of the Common Stock any additional shares of stock of any class or other rights;

               (iii) there shall be any capital reorganization of the Company, or reclassification of the Common Stock, or consolidation or merger of the Company with or into, or sale of all or substantially all of its assets to, another corporation or entity; or

               (iv) there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Company;

     then, in each such case, the Company shall give to the holder of this Warrant (a) notice of the date or estimated date on which the books of the Company shall close or a record shall be taken for determining the holders of Common Stock entitled to receive any such dividend, distribution, or subscription rights or for determining the holders of Common Stock entitled to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up and (b) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, notice of the date (or, if not then known, a reasonable estimate thereof by the Company) when the same shall take place. Such notice shall also specify the date on which the holders of Common Stock shall be entitled to receive such dividend, distribution, or subscription rights or to exchange their Common Stock for stock or other securities or property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, or winding-up, as the case may be. Such notice shall be given at least thirty (30) days prior to the record date or the date on which the Company's books are closed in respect thereto, but such notice is not required to be given prior to the Company's public announcement of the record date or date on which the Company's books are closed in respect thereto, so long as such public announcement occurs not less than ten (10) days prior to such record date or date on which the Company's books are closed. Failure to give any such notice or any defect therein shall not affect the validity of the proceedings referred to in clauses (i), (ii), (iii) and (iv) above. Notwithstanding the foregoing, the Company shall publicly disclose the substance of any notice delivered hereunder prior to delivery of such notice to the holder of this Warrant.

          (k) Certain Events. If, at any time during the Investment Period, any event occurs of the type contemplated by the adjustment provisions of this
Section 4 but not expressly provided for by such provisions, the Company will give notice of such event as provided in Section 4(g) hereof, and the Company's Board of Directors will make an appropriate adjustment in the Exercise Price and the number of shares of Common Stock acquirable upon exercise of this Warrant so that the rights of the holder shall be neither enhanced nor diminished by such event.

          (l) Certain Definitions.

               (i) "COMMON STOCK DEEMED OUTSTANDING" shall mean the number of shares of Common Stock actually outstanding (not including shares of Common Stock held in the treasury of the Company), plus (x) in the case of any adjustment required by Section 4(a) resulting from the issuance of any Options, the maximum total number of shares of Common Stock issuable upon the exercise of the Options for which the adjustment is required (including any Common Stock issuable upon the conversion of Convertible Securities issuable upon the exercise of such Options), and (y) in the case of any adjustment required by
Section 4(a) resulting from the issuance of any Convertible Securities, the maximum total number of shares of Common Stock issuable upon the exercise, conversion or exchange of the Convertible Securities for which the adjustment is required, as of the date of issuance of such Convertible Securities, if any.

               (ii) "MARKET PRICE," as of any date, (i) means the average of the closing bid prices for the shares of Common Stock as reported on The Nasdaq National Market ("NASDAQ") by Bloomberg Financial Markets ("BLOOMBERG") for the five consecutive trading days immediately preceding such date, or (ii) if Nasdaq is not the principal trading market for the shares of Common Stock, the average of the last reported bid prices as reported by Bloomberg on the principal trading market for the Common Stock during the same period, or, if there is no bid price for such period, the last reported sales price as reported by Bloomberg for such period, or (iii) if market value cannot be calculated as of such date on any of the foregoing bases, the Market Price shall be the average fair market value as reasonably determined by an investment banking firm selected by the Company and reasonably acceptable to the holder, with the costs of the appraisal to be borne by the Company. The manner of determining the Market Price of the Common Stock set forth in the foregoing definition shall apply with respect to any other security in respect of which a determination as to market value must be made hereunder.

               (iii) "COMMON STOCK," for purposes of this Section 4, includes the Common Stock and any additional class of stock of the Company having no preference as to dividends or distributions on liquidation, provided that the shares purchasable pursuant to this Warrant shall include only Common Stock in respect of which this Warrant is exercisable, or shares resulting from any subdivision or combination of such Common Stock, or in the case of any reorganization, reclassification, consolidation, merger, or sale of the character referred to in Section 4(e) hereof, the stock or other securities or property provided for in such Section.

     5. Issue Tax. The issuance of certificates for Warrant Shares upon the exercise of this Warrant shall be made without charge to the holder of this Warrant or such shares for any issuance tax or other costs in respect thereof, provided that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than the holder of this Warrant.

     6. No Rights or Liabilities as a Shareholder. This Warrant shall not entitle the holder hereof to any voting rights or other rights as a shareholder of the Company. No provision of this Warrant, in the absence of affirmative action by the holder hereof to purchase Warrant Shares, and no mere enumeration herein of the rights or privileges of the holder hereof, shall give rise to any liability of such holder for the Exercise Price or as a shareholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

     7. Transfer, Exchange, Redemption and Replacement of Warrant.

          (a) Restriction on Transfer. This Warrant and the rights granted to the holder hereof are transferable, in whole or in part, upon surrender of this Warrant, together with a properly executed assignment in the form attached hereto, at the office or agency of the Company referred to in Section 7(e) below, provided, however, that any transfer or assignment shall be subject to the conditions set forth in Sections 7(f) and 7(g) hereof and to the provisions of Sections 2(e) and 2(f) of the Securities Purchase Agreement. Until due presentment for registration of transfer on the books of the Company, the Company may treat the registered holder hereof as the owner and holder hereof for all purposes, and the Company shall not be affected by any notice to the contrary. Notwithstanding anything to the contrary contained herein, the registration rights described in Section 8 hereof are assignable only in accordance with the provisions of the Registration Rights Agreement.

          (b) Warrant Exchangeable for Different Denominations. This Warrant is exchangeable, upon the surrender hereof by the holder hereof at the office or agency of the Company referred to in Section 7(e) below, for new Warrants of like tenor of different denominations representing in the aggregate the right to purchase the number of shares of Common Stock which may be purchased hereunder, each of such new Warrants to represent the right to purchase such number of shares as shall be designated by the holder hereof at the time of such surrender.

          (c) Replacement of Warrant. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of any such loss, theft, or destruction, upon delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company, or, in the case of any such mutilation, upon surrender and cancellation of this Warrant, the Company, at its expense, will execute and deliver, in lieu thereof, a new Warrant of like tenor.

          (d) Cancellation; Payment of Expenses. Upon the surrender of this Warrant in connection with any transfer, exchange, or replacement as provided in this Section 7, this Warrant shall be promptly canceled by the Company. The Company shall pay all taxes (other than securities transfer taxes) and all other expenses (other than legal expenses, if any, incurred by the Holder or transferees) and charges payable in connection with the preparation, execution, and delivery of Warrants pursuant to this Section 7. The Company shall indemnify and reimburse the holder of this Warrant for all losses and damages arising as a result of or related to any breach by the Company of the terms of this Warrant, including costs and expenses (including reasonable legal fees) incurred by such holder in connection with the enforcement of its rights hereunder.

          (e) Warrant Register. The Company shall maintain, at its principal executive offices (or such other office or agency of the Company as it may designate by notice to the holder hereof), a register for this Warrant, in which the Company shall record the name and address of the person in whose name this Warrant has been issued, as well as the name and address of each transferee and each prior owner of this Warrant.

          (f) Exercise or Transfer Without Registration. If, at the time of the surrender of this Warrant in connection with any exercise, transfer, or exchange of this Warrant, this Warrant (or, in the case of any exercise, the Warrant Shares issuable hereunder), shall not be registered under the Securities Act and under applicable state securities or blue sky laws, the Company may require, as a condition of allowing such exercise, transfer, or exchange, (i) that the holder or transferee of this Warrant, as the case may be, furnish to the Company a written opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that such exercise, transfer, or exchange may be made without registration under the Securities Act and under applicable state securities or blue sky laws, (ii) that the holder or transferee execute and deliver to the Company an investment letter in form and substance reasonably acceptable to the Company and (iii) that the transferee be an "ACCREDITED INVESTOR" as defined in Rule 501(a) promulgated under the Securities Act; provided that no such opinion, letter, or status as an "accredited investor" shall be required in connection with a transfer pursuant to Rule 144(k) under the Securities Act.

          (g) Additional Restrictions on Exercise or Transfer. Notwithstanding anything contained herein to the contrary, this Warrant shall not be exercisable by a holder hereof to the extent (but only to the extent) that (a) the number of shares of Common Stock beneficially owned by such holder and its affiliates (other than shares of Common Stock which may be deemed beneficially owned through the ownership of the unexercised portion of the Warrants or the unexercised or unconverted portion of any other securities of the Company subject to a limitation on conversion or exercise analogous to the limitation contained herein) and (b) the number of shares of Common Stock issuable upon exercise of the Warrants (or portion thereof) with respect to which the determination described herein is being made, would result in beneficial ownership by such holder and its affiliates of more than 4.99% of the outstanding shares of Common Stock. To the extent the above limitation applies, the determination of whether and to what extent this Warrant shall be exercisable with respect to other securities owned by such holder shall be in the sole discretion of the holder and submission of this Warrant for full or partial exercise shall be deemed to be the holder's determination of whether and the extent to which this Warrant is exercisable, in each case subject to such aggregate percentage limitation. No prior inability to exercise the Warrants pursuant to this Section shall have any effect on the applicability of the provisions of this Section with respect to any subsequent determination of exercisability. For purposes of the immediately preceding sentence, beneficial ownership shall be determined in accordance with
Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulation 13D-G thereunder, except as otherwise provided in clause (a) hereof. The restrictions contained in this Section 7(g) may not be amended without the consent of the holder of this Warrant and the holders of a majority of the Company's then outstanding Common Stock.

     8. Registration Rights. The initial holder of this Warrant (and certain assignees thereof) is entitled to the benefit of such registration rights in respect of the Warrant Shares as are set forth in the Registration Rights Agreement, including the right to assign such rights to certain assignees, as set forth therein.

     9. Notices. Any notices required or permitted to be given under the terms of this Warrant shall be sent by certified or registered mail (return receipt requested) or delivered personally or by courier or by confirmed telecopy, and shall be effective five days after being placed in the mail, if mailed, or upon receipt or refusal of receipt, if delivered personally or by courier, or by confirmed telecopy, in each case addressed to a party. The addresses for such communications shall be:

               If to the Company:

               THINK NEW IDEAS, INC.
               45 West 36th Street
               12th Floor
               New York, NY  10018
               Telephone No.:  (212) 629-8600
               Telecopy No.:  (212) 629-6974
               Attention:  Melvin L. Epstein and
                           Cindi A. Lefari, Esquire

                        with a copy to:

               Morris, Manning & Martin, L.L.P.
               1600 Atlanta Financial Center
               3343 Peachtree Road, N.E.
               Atlanta, GA  30326-1044
               Telephone No.:  (404) 233-7000
               Telecopy No.:  (404) 365-9532
               Attention:  Rosemarie A. Thurston, Esquire

     If to the holder, at such address as such holder shall have provided in writing to the Company, or at such other address as such holder furnishes by notice given in accordance with this Section 9.

     10. Governing Law; Jurisdiction. This Warrant shall be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts made and to be performed in the State of Delaware. The holder hereof and the Company irrevocably consent to the jurisdiction of the United States federal courts and state courts located in the State of Delaware in any suit or proceeding based on or arising under this Warrant and irrevocably agree that all claims in respect of such suit or proceeding may be determined in such courts. The holder hereof and the Company irrevocably waive any objection to the laying of venue and the defense of an inconvenient forum to the maintenance of such suit or proceeding. The holder hereof and the Company further agree that service of process upon such party mailed by certified or registered mail shall be deemed in every respect effective service of process upon such party in any such suit or proceeding. Nothing herein shall affect the holder's or the Company's right to serve process in any other manner permitted by law. The holder hereof and the Company agree that a final non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

     11. Miscellaneous.

     (a) Amendments. Except as provided in Section 7(g) hereof, this Warrant and any provision hereof may only be amended by an instrument in writing signed by the Company and the holder hereof.

     (b) Descriptive Headings. The descriptive headings of the several Sections of this Warrant are inserted for purposes of reference only, and shall not affect the meaning or construction of any of the provisions hereof.

     (c) Cashless Exercise. Notwithstanding anything to the contrary contained in this Warrant, if the resale of the Warrant Shares by the holder is not then registered pursuant to an effective registration statement under the Securities Act, this Warrant may be exercised at any time after the first anniversary of the date of original issuance hereof until the end of the Exercise Period, by presentation and surrender of this Warrant to the Company at its principal executive offices with a written notice of the holder's intention to effect a cashless exercise, including a calculation of the number of shares of Common Stock to be issued upon such exercise in accordance with the terms hereof (a "CASHLESS EXERCISE"). In the event of a Cashless Exercise, in lieu of paying the Exercise Price in cash, the holder shall surrender this Warrant for that number of shares of Common Stock determined by multiplying (i) the number of Warrant Shares to which it would otherwise be entitled by (ii) a fraction, the numerator of which shall be the difference between the last reported sale price per share of the Common Stock on the date of exercise (as reported on the Nasdaq National Market, or if not so reported, as reported on the principle United States securities market on which the Common Stock is then traded) and the Exercise Price, and the denominator of which shall be such last reported sale price per share of Common Stock.

     (d) Business Day. For purposes of this Warrant, the term "business day" means any day, other than a Saturday or Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law, regulation or executive order to close.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer.


                                               THINK NEW IDEAS, INC.

                                               By:
                                                  ------------------------------
                                                  Name: Melvin L. Epstein
                                                  Title: Chief Financial Officer

                           FORM OF EXERCISE AGREEMENT

         (TO BE EXECUTED BY THE HOLDER IN ORDER TO EXERCISE THE WARRANT)

     To: THINK NEW IDEAS, INC.
     45 West 36th Street
     12th Floor
     New York, NY 10018
     Telecopy: (212) 629-6974
     Attn: Melvin L. Epstein and Cindi A. Lefari, Esquire

     The undersigned hereby irrevocably exercises the right to purchase _____________ shares of the Common Stock of THINK NEW IDEAS, INC., a corporation organized under the laws of the State of Delaware (the "COMPANY"), evidenced by the attached Warrant and herewith makes payment of the Exercise Price with respect to such shares in full, all in accordance with the conditions and provisions of said Warrant.

     The undersigned agrees not to offer, sell, transfer or otherwise dispose of any Common Stock obtained on exercise of the Warrant, except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws.

[] The undersigned requests that the Company cause its transfer agent to electronically transmit the Common Stock issuable pursuant to this Exercise Agreement to the account of the undersigned or its nominee (which is _________________) with DTC through its Deposit Withdrawal Agent Commission System ("DTC TRANSFER").

[] In lieu of receiving the shares of Common Stock issuable pursuant to this Exercise Agreement by way of DTC Transfer, the undersigned hereby requests that the Company cause its transfer agent to issue and deliver to the undersigned physical certificates representing such shares of Common Stock.

     The undersigned requests that a Warrant representing any unexercised portion hereof be issued, pursuant to the Warrant, in the name of the Holder and delivered to the undersigned at the address set forth below:

  Dated:
        -----------------                  -------------------------------------
                                                Signature of Holder

                                           -------------------------------------
                                                Name of Holder (Print)

                                                Address:

                                           -------------------------------------
                                           -------------------------------------
                                           -------------------------------------

                               FORM OF ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers all the rights of the undersigned under the attached Warrant, with respect to the number of shares of Common Stock covered thereby set forth hereinbelow, to:

     Name of Assignee             Address                    No of Shares
     ----------------             -------                    ------------


     and hereby irrevocably constitutes and appoints __________________________ as agent and attorney-in-fact to transfer said Warrant on the books of the within-named corporation, with full power of substitution in the premises.

         Dated: _____________________, ____


                                     In the presence of

                                     -------------------------------------------

                                     Name:
                                          --------------------------------------

                                     Signature:
                                               ---------------------------------
                                     Title of Signing Officer or Agent (if any):

                                     -------------------------------------------
                                     Address:
                                             -----------------------------------
                                             -----------------------------------


                                     Note:   The  above   signature   should
                                     correspond exactly with the name on the
                                     face of the within Warrant.

                                                                       EXHIBIT B
                                                                              TO
                                                                      SECURITIES
                                                                        PURCHASE
                                                                       AGREEMENT

                          REGISTRATION RIGHTS AGREEMENT

     REGISTRATION RIGHTS AGREEMENT (this "AGREEMENT"), dated as of March 4, 1999, by and among THINK NEW IDEAS, INC., a corporation organized under the laws of the State of Delaware (the "COMPANY"), and the undersigned (the "INITIAL INVESTORS").

     WHEREAS:

     A. In connection with the Securities Purchase Agreement of even date herewith by and between the Company and the Initial Investors (the "SECURITIES PURCHASE AGREEMENT"), the Company has agreed, upon the terms and subject to the conditions contained therein, to issue and sell to the Initial Investors (i) an aggregate of up to $11,000,000 of the Company's common stock, par value $.0001 per share (the "COMMON STOCK"), and (ii) warrants (the "WARRANTS") to acquire an aggregate of 280,330 shares of Common Stock. The shares of Common Stock issuable pursuant to the Securities Purchase Agreement (including any Adjustment Shares (as defined therein) issuable thereunder) are referred to herein as the "SHARES" and the shares of Common Stock issuable upon exercise of or otherwise pursuant to the Warrants are referred to herein as the "WARRANT SHARES."

     B. To induce the Initial Investors to execute and deliver the Securities Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the "SECURITIES ACT"), and applicable state securities laws;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Initial Investors, intending to be legally bound, hereby agree as follows:

     1.   DEFINITIONS.

          a. As used in this Agreement, the following terms shall have the following meanings:

               (i) "INVESTORS" means the Initial Investors and any transferees or assignees who agree to become bound by the provisions of this Agreement in accordance with Section 9 hereof.

               (ii) "REGISTER," "REGISTERED," and "REGISTRATION" refer to a registration effected by preparing and filing a Registration Statement or Statements in compliance with the Securities Act and pursuant to Rule 415 under the Securities Act or any successor rule providing for offering securities on a continuous basis ("RULE 415"), and the declaration or ordering of effectiveness of such Registration Statement by the United States Securities and Exchange Commission (the "SEC").

               (iii) "REGISTRABLE SECURITIES" means (i) the Shares, (ii) the Warrant Shares and (iii) any shares of capital stock issued or issuable, from time to time (with any adjustments), as a distribution on or in exchange for or otherwise with respect to any of the foregoing, whether as default payments or otherwise; provided, however, that any Shares repurchased by the Company from the Initial Investors pursuant to those certain options of even date herewith between the Initial Investors and the Company (the "CALL OPTIONS") shall, at the time of such repurchase, no longer be Registrable Securities.

               (iv) "REGISTRATION STATEMENT" means one or more registration statements of the Company under the Securities Act registering all of the Registrable Securities, including any Uncovered Shares Amendments and Uncovered Shares Registration Statements (each, as defined below).

          b. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Securities Purchase Agreement.

     2.   REGISTRATION.

          a. Mandatory Registration. The Company shall file with the United States Securities and Exchange Commission ("SEC"), on or prior to June 30, 1999 (the "FILING DATE") a Registration Statement on Form S-3 (or, if Form S-3 is not then available, on such form of Registration Statement as is then available to effect a registration of all of the Registrable Securities, subject to the consent of the Initial Investors (as determined pursuant to Section 11(j) hereof)) covering the resale of at least 2,523,806 Registrable Securities, which Registration Statement, to the extent allowable under the Securities Act and the Rules promulgated thereunder (including Rule 416), shall state that such Registration Statement also covers such indeterminate number of additional shares of Common Stock as may become issuable upon exercise of the Warrants to prevent dilution resulting from stock splits, stock dividends or similar transactions. The Registrable Securities included in the Registration Statement shall be allocated to the Investors as set forth in Section 11(k) hereof. The Registration Statement (and each amendment or supplement thereto, and each request for acceleration of effectiveness thereof) shall be provided to (and subject to the review by) the Initial Investors and their counsel prior to its filing or other submission. If for any reason the Registration Statement filed pursuant to this Section 2(a) does not include all of the Registrable Securities (such shares that are not included, the "UNCOVERED SHARES"), the Company shall prepare and file with the SEC, as soon as practicable, but in any event within three (3) business days after becoming aware of the existence of any

Uncovered Shares either (a) an amendment (the "UNCOVERED SHARES AMENDMENT") to the Registration Statement effecting a registration of the Uncovered Shares or
(b) a registration statement which registers the Uncovered Shares (the "UNCOVERED SHARES REGISTRATION STATEMENT"). The Uncovered Shares Amendment or the Uncovered Shares Registration Statement (and each amendment or supplement thereto, and each request for acceleration of effectiveness thereof) shall be provided to the Initial Investor and its counsel for review and comment prior to its filing or other submission. The Company shall use its best efforts to cause the Uncovered Shares Amendment or the Uncovered Shares Registration Statement to become effective as soon as practicable after the filing thereof.

          b. Underwritten Offering. If any offering pursuant to a Registration Statement pursuant to Section 2(a) hereof involves an underwritten offering, the Investors who hold a majority in interest of the Registrable Securities subject to such underwritten offering, with the consent of the Initial Investors, shall have the right to select one legal counsel to represent the Investors and an investment banker or bankers and manager or managers to administer the offering, which investment banker or bankers or manager or managers shall be reasonably satisfactory to the Company. In the event that any Investors elect not to participate in such underwritten offering, the Registration Statement covering all of the Registrable Securities shall contain appropriate plans of distribution  reasonably  satisfactory  to the Investors  participating  in such underwritten offering and the Investors electing not to participate in such underwritten offering (including, without limitation, the ability of nonparticipating Investors to sell from time to time and at any time during the effectiveness of such Registration Statement).

          c. Payments by the Company. The Company shall use its best efforts to cause each Registration Statement required to be filed pursuant to Section 2(a) hereof to become effective as soon as practicable, but in no event later than the ninetieth (90th) day after the Filing Date (the "REGISTRATION Deadline"). If
(i) the Registration Statement(s) covering the Registrable Securities required to be filed by the Company pursuant to Section 2(a) hereof is not filed with the SEC by the Filing Date or declared effective by the SEC on or before the Registration Deadline or if, after the Registration Statement has been declared effective by the SEC, sales of all the Registrable Securities (including any Registrable Securities required to be registered pursuant to Section 3(b) hereof) cannot be made pursuant to the Registration Statement (by reason of a stop order or the Company's failure to update the Registration Statement or any other reason outside the control of the Investors) or (ii) the Common Stock is not listed or included for quotation on the Nasdaq National Market (the "NNM"), the New York Stock Exchange (the "NYSE") or the American Stock Exchange (the "AMEX") at any time after the Registration Deadline, then the Company will make payments to the Investors in such amounts and at such times as shall be determined pursuant to this Section 2(c) as partial relief for the damages to the Investors by reason of any such delay in or reduction of their ability to sell the Registrable Securities (which remedy shall not be exclusive of any other remedies available at law or in equity). The Company shall pay to each Investor an amount equal to the product of (i) the aggregate purchase price paid by such Investor (or if such Investor is not an Initial Investor, by such Investor's transferor or assignor of such Shares and Warrants) for the Shares and Warrants purchased by such Investor (or such Investor's transferor or assignor) pursuant to the Securities

Purchase Agreement (the "AGGREGATE PURCHASE PRICE"), multiplied by (ii) one percent (1%) (with such percentage increasing to and remaining at two percent (2%) for purposes of all calculations which take into account time periods (or portions thereof) after the 30th day after the Registration Deadline), multiplied by (iii) the sum of (x) the number of months (pro rated for partial months) after the Filing Date and prior to the date the Registration Statement required to be filed pursuant to Section 2(a) is filed with the SEC, plus (y) the number of months (pro rated for partial months) after the Registration Deadline and prior to the earlier of (A) the date the Registration Statement filed pursuant to Section 2(a) is declared effective by the SEC and (B) the one
(1) year anniversary of the Filing Date, plus (z) the number of additional months (prorated for partial months) that sales of any Registrable Securities cannot be made pursuant to the Registration Statement after the Registration Statement has been declared effective or the Common Stock is not listed or included for quotation on the NNM, the NYSE or AMEX; provided, however, that there shall be excluded from each such period any delays which are solely attributable to changes (other than corrections of Company mistakes with respect to information previously provided by the Investors) required by the Investors in the Registration Statement with respect to information relating to the Investors, including, without limitation, changes to the plan of distribution. For example, if the Registration Statement becomes effective one (1) month after the Registration Deadline, the Company would pay $10,000 for each $1,000,000 of Aggregate Purchase Price; if thereafter, sales could not be made pursuant to the Registration Statement for an additional period of one (1) month, the Company would pay an additional $20,000 for each $1,000,000 of Aggregate Purchase Price. Such amounts shall be paid in cash or, at the Company's option, may be paid in shares of Common Stock at a conversion price equal to the lesser of the Exercise Price and the Market Price (each, as defined in the Warrant). Any shares of Common Stock issued upon conversion of such amounts shall be Registrable Securities. If the Company desires to convert the amounts due hereunder into Registrable Securities, it shall so notify the Investor in writing within two
(2) business days of the date on which such amounts are first payable in cash and such amounts shall be so convertible beginning on the last day upon which the cash amount would otherwise be due in accordance with the following sentence. Payments of cash pursuant hereto shall be made within five (5) days after the end of each period that gives rise to such obligation, provided that, if any such period extends for more than thirty (30) days, interim payments shall be made for each such thirty (30) day period. Delivery of shares of Common Stock upon conversion of the amounts set forth in this Section 2(c) shall be made within two (2) business days after the Company's delivery of a written notice of conversion to the Investor. For purposes of calculating the amount of payments required pursuant to this Section 2(c) with respect to an Uncovered Shares Registration Statement or an Uncovered Shares Amendment, the term "Filing Date" shall mean the third (3rd) business day after the Company became aware of the existence of any Uncovered Shares.

          d. Piggy-Back Registrations. If at any time prior to the expiration of the Registration Period (as hereinafter defined) the Company shall file with the SEC a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities (other than on Form S-4 or Form S-8 or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans) and the Company is not prohibited from including such Registrable Securities on such registration statement, the Company shall send to each Investor who is entitled to registration rights under this Section 2(d) written notice of such determination and, if within fifteen (15) days after the date of such notice, such Investor shall so request in writing, the Company shall include in such registration statement all or any part of the Registrable Securities such Investor requests to be registered, except that if, in connection with any underwritten public offering for the account of the Company the managing underwriter(s) thereof shall impose a limitation on the number of shares of Common Stock which may be included in the registration statement because, in such underwriter(s)? judgment, marketing or other factors dictate such limitation is necessary to facilitate public distribution, then the Company shall be obligated to include in such registration statement only such limited portion of the Registrable Securities with respect to which such Investor has requested inclusion hereunder as the underwriter shall permit. Any exclusion of Registrable Securities shall be made pro rata among the Investors seeking to include Registrable Securities, in proportion to the number of Registrable Securities sought to be included by such Investors; provided, however, that the Company shall not exclude any Registrable Securities unless the Company has first excluded all outstanding securities, the holders of which are not entitled to inclusion of such securities in such registration statement or are not entitled to pro rata inclusion with the Registrable Securities; and provided, further, however, that, after giving effect to the immediately preceding proviso, any exclusion of Registrable Securities shall be made pro rata with holders of other securities having the right to include such securities in the registration statement other than holders of securities entitled to inclusion of their securities in such registration statement by reason of demand registration rights (except to the extent any existing agreements otherwise provide). No right to registration of Registrable Securities under this Section 2(d) shall be construed to limit any registration required under Section 2(a) hereof. If an offering in connection with which an Investor is entitled to registration under this Section 2(d) is an underwritten offering, then each Investor whose Registrable Securities are included in such registration statement shall, unless otherwise agreed by the Company, offer and sell such Registrable Securities in an underwritten offering using the same underwriter or underwriters and, subject to the provisions of this Agreement, on the same terms and conditions as other shares of Common Stock included in such underwritten offering.

          e. Eligibility for Form S-3. The Company represents and warrants that it will meet the requirements for the use of Form S-3 for registration of the sale by the Initial Investors and any other Investor of the Registrable Securities on June 30, 1999, and the Company shall file all reports required to be filed by the Company with the SEC in a timely manner so as to maintain its eligibility for the use of Form S-3.

     3.   OBLIGATIONS OF THE COMPANY.

     In connection with the registration of the Registrable Securities, the Company shall have the following obligations:

          a. The Company shall prepare and file with the SEC, on or before the Filing Date, the Registration Statement required by Section 2(a) and shall cause such Registration

Statement to become effective as soon as practicable after such filing (but in no event later than the Registration Deadline), and shall keep the Registration Statement effective pursuant to Rule 415 at all times until such date as is the earlier of (i) the date on which all of the Registrable Securities have been sold and (ii) the date on which all of the Registrable Securities (in the reasonable opinion of counsel to the Initial Investors) may be immediately sold to the public without registration or restriction pursuant to Rule 144(k) under the Securities Act (the "REGISTRATION PERIOD"), which Registration Statement
(including any amendments or supplements thereto and prospectuses contained therein and all documents incorporated by reference therein) (i) shall comply in all material respects with the requirements of the Securities Act and the rules and regulations of the SEC promulgated thereunder and (ii) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein not misleading. The financial statements of the Company included in the Registration Statement or incorporated by reference therein will comply as to form in all material respects with applicable accounting requirements and the published rules and
regulations  of  the  SEC  applicable  with  respect  thereto.   Such  financial
statements will be prepared in accordance with U.S. generally accepted accounting principles, consistently applied, during the periods involved (except
(i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed on summary statements and fairly present in all material respects the consolidated financial position of the Company and its consolidated subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to immaterial year-end adjustments)).

          b. The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to keep the Registration Statement effective at all times during the Registration Period, and, during such period, comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of the Company covered by the Registration Statement during such period in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in the Registration Statement. In the event the number of shares available under a Registration Statement filed pursuant to this Agreement is, for any five (5) consecutive trading days (the last of such five (5) trading days being the "REGISTRATION TRIGGER DATE"), insufficient to cover one hundred percent (100%) of the Registrable Securities (including Registrable Securities issuable upon exercise of the Warrants (without giving effect to any limitations on exercise contained in Section 7(g) of the Warrants)), the Company shall amend the Registration Statement, or file a new Registration Statement (on the short form available therefor, if applicable), or both, so as to cover one hundred thirty-five percent (135%) of the Registrable Securities (including Registrable Securities issuable upon exercise of the Warrants (without giving effect to any limitations on exercise contained in Section 7(g) of the Warrants)) as of the Registration Trigger Date, in each case, as soon as practicable, but in any event within fifteen (15) days after the Registration Trigger Date. The Company shall cause such amendment and/or new Registration Statement to become effective as soon as practicable following the filing thereof. In the event the Company fails to obtain the effectiveness of any such Registration Statement within sixty (60) days after a Registration Trigger Date, each Investor shall thereafter have the option, exercisable in whole or in part at any time and from time to time by delivery of a written notice to the Company (a "REPURCHASE NOTICE"), to require the Company to purchase for cash, at an amount per share equal to the Exercise Price (as defined in the Call Options), a portion of the Investor's Debentures such that the total number of Registrable Securities included on the Registration Statement for resale by such Investor exceeds 100% of the Registrable Securities issued or issuable to such Investor (without giving effect to any limitations on exercise contained in Section 7(g) of the Warrants). If the Company fails to purchase any of such Registrable Securities within five (5) business days after its receipt of a Repurchase Notice, then such Investor shall be entitled to interest on such amount at the lesser of 24% per annum and the highest interest rate permitted by applicable law from the date on which the Company receives the Repurchase Notice until the date of payment of the amount set forth therein.

          c. The Company shall furnish to each Investor whose Registrable Securities are included in the Registration Statement and its legal counsel (i) promptly after the same is prepared and publicly distributed, filed with the SEC, or received by the Company, one copy of the Registration Statement and any amendment thereto, each preliminary prospectus and prospectus and each amendment or supplement thereto, and, in the case of the Registration Statement referred to in Section 2(a), each letter written by or on behalf of the Company to the SEC or the staff of the SEC (including, without limitation, any request to accelerate the effectiveness of any Registration Statement or amendment thereto), and each item of correspondence from the SEC or the staff of the SEC, in each case relating to such Registration Statement (other than any portion, if any, thereof which contains information for which the Company has sought confidential treatment), (ii) on the date of effectiveness of the Registration Statement or any amendment thereto, a notice stating that the Registration Statement or amendment has been declared effective, and (iii) such number of copies of a prospectus, including a preliminary prospectus, and all amendments and supplements thereto and such other documents as such Investor may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Investor.

          d. The Company shall use its best efforts to (i) register or qualify the Registrable Securities covered by the Registration Statement under such other securities or "blue sky" laws of such jurisdictions in the United States as each Investor who holds Registrable Securities being offered reasonably (in light of its intended plan of distribution) requests, (ii) prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (a) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d), (b) subject itself to general taxation in any such jurisdiction, (c) file a general consent to service of process in any such jurisdiction, (d) provide any undertakings that cause the Company undue expense or burden, or (e) make any change in its charter or bylaws, which in each case the Board of Directors of the Company determines to be contrary to the best interests of the Company and its stockholders.

          e. In the event the Investors who hold a majority in interest of the Registrable Securities being offered in an offering select underwriters for the offering, the Company shall enter into and perform its obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the underwriters of such offering.

          f. As promptly as practicable after becoming aware of such event, the Company shall notify each Investor by telephone and facsimile of the happening of any event, of which the Company has knowledge, as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and use its best efforts promptly to prepare a supplement or amendment to the Registration Statement to correct such untrue statement or omission, and deliver such number of copies of such supplement or amendment to each Investor as such Investor may reasonably request.

          g. The Company shall use its best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, and, if such an order is issued, to obtain the withdrawal of such order at the earliest practicable moment (including in each case by amending or supplementing such Registration Statement) and to notify each Investor who holds Registrable Securities being sold (or, in the event of an underwritten offering, the managing underwriters) of the issuance of such order and the resolution thereof (and if such Registration Statement is supplemented or amended, deliver such number of copies of such supplement or amendment to each Investor as such Investor may reasonably request).

          h. The Company shall permit a single firm of counsel designated by the Initial Investors to review the Registration Statement and all amendments and supplements thereto a reasonable period of time prior to their filing with the SEC, and shall not file any such document which contains information concerning the Investors, their intended plan of distribution or the Registrable Securities to which such counsel reasonably objects. All fees and expenses of such counsel shall be paid by the Investors.

          i. The Company shall make generally available to its security holders as soon as practical, but not later than ninety (90) days after the close of the period covered thereby, an earnings statement (in form complying with the provisions of Rule 158 under the Securities Act) covering a twelve-month period beginning not later than the first day of the Company's fiscal quarter next following the effective date of the Registration Statement.

          j. At the request of any Investor, the Company shall furnish, on the date of effectiveness of the Registration Statement (i) an opinion, dated as of such date, from counsel representing the Company addressed to the Investors and in form, scope and substance as is customarily given in an underwritten public offering and (ii) in the case of an underwriting, a letter, dated such date, from the Company's independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and the Investors. In addition at the request of any Investor whose Registrable Securities are included in the Registration Statement, the Company shall furnish on the date of effectiveness of such registration statement an opinion, dated as of such date, from counsel representing the Company to the Investors to the effect that such Registration Statement and the related prospectus comply as to form in all material respects with the requirements of the Securities Act and the applicable rules and regulations thereunder (except that no opinion need be expressed with respect to the financial statements, including the notes and schedules thereto, or any other financial, statistical or accounting information, or information relating to the Investors or any underwriters or the method of distribution of the Registrable Securities by the Investors and any underwriters included therein).

          k. The Company shall make available for inspection (subject to restrictions imposed by the United States federal government or any agency or instrumentality thereof) by (i) any Investor, (ii) any underwriter participating in any disposition pursuant to the Registration Statement, (iii) one firm of attorneys and one firm of accountants or other agents retained by the Investors, and (iv) one firm of attorneys retained by all such underwriters (collectively, the "INSPECTORS") all pertinent financial and other records, and pertinent corporate documents and properties of the Company (collectively, the "RECORDS"), as shall be reasonably necessary to enable each Inspector to exercise its due diligence responsibility, and cause the Company's officers and employees to supply all information which any Inspector may reasonably request for purposes of such due diligence; provided, however, that each Inspector shall hold in confidence and shall not make any disclosure (except to an Investor) of any Record or other information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless
(a) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement, (b) the release of such Records is ordered pursuant to a subpoena or other order from a court or government body of competent jurisdiction, or (c) the information in such Records has been made generally available to the public other than by disclosure in violation of this or any other agreement. The Company shall not be required to disclose any confidential information in such Records to any Inspector until and unless such Inspector shall have entered into confidentiality agreements (in form and substance satisfactory to the Company) with the Company with respect thereto, substantially in the form of this Section 3(k). Each Investor agrees that it shall, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential. Each Investor agrees that any non-public information obtained by it solely as a result of such inspection shall be kept confidential and shall not be used by it as the basis for any market transactions in the securities of the Company unless and until such information is publicly disclosed. Nothing herein shall be deemed to limit the Investors' ability to sell Registrable Securities in a manner which is otherwise consistent with applicable laws and regulations.

          l. The Company shall hold in confidence and not make any disclosure of information concerning an Investor provided to the Company unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other order from a court or governmental body of competent jurisdiction, (iv) such information has been made generally available to the public other than by disclosure in violation of this or any other agreement, or (v) such Investor consents to the form and content of any such disclosure. The Company agrees that it shall, upon learning that disclosure of such information concerning an Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to such Investor prior to making such disclosure, and allow the Investor, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

          m. The Company shall use its best efforts to promptly either (i) cause all the Registrable Securities covered by the Registration Statement to be listed on the NYSE or the AMEX or another national securities exchange and on each additional national securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange, or (ii) secure the designation and quotation, of all the Registrable Securities covered by the Registration Statement on the NNM and, without limiting the generality of the foregoing, to arrange for or maintain at least two market makers to register with the National Association of Securities Dealers, Inc. ("NASD") as such with respect to such Registrable Securities.

          n. The Company shall provide a transfer agent and registrar, which may be a single entity, for the Registrable Securities not later than the effective date of the Registration Statement.

          o. The Company shall cooperate with the Investors who hold Registrable Securities being offered and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing Registrable Securities to be offered pursuant to the Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the managing underwriter or underwriters, if any, or the Investors may reasonably request and registered in such names as the managing underwriter or underwriters, if any, or the Investors may request, and, within three (3) business days after a Registration Statement which includes Registrable Securities is ordered effective by the SEC, the Company shall deliver, and shall cause legal counsel selected by the Company to deliver, to the transfer agent for the Registrable Securities

(with copies to the Investors whose Registrable Securities are included in such Registration Statement) an opinion of such counsel in the form attached hereto as EXHIBIT 1.

          p. At the request of any Investor, the Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary in order to change the plan of distribution set forth in such Registration Statement. In the event of the filing of any such amendment or supplement, such Investor shall reimburse the Company for its reasonable fees (including reasonable legal fees) incurred in connection with such filing.

          q. The Company shall comply with all applicable laws related to a Registration Statement and offering and sale of securities and all applicable rules and regulations of governmental authorities in connection therewith (including without limitation the Securities Act and the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated by the SEC).

          r. The Company shall take all such other actions as any Investor or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities.

          s. From and after the date of this Agreement, the Company shall not, and shall not agree to, allow the holders of any securities of the Company to include any of their securities in any Registration Statement under Section 2(a) hereof or any amendment or supplement thereto under Section 3(b) hereof without the consent of the holders of a majority in interest of the Registrable Securities; provided, however, that no such consent shall be required to the extent that the aggregate number of securities to be included in such Registration Statement does not exceed ten percent (10%) of the aggregate number of Registrable Securities included therein.

     4.   OBLIGATIONS OF THE INVESTORS.

     In connection with the registration of the Registrable Securities, the Investors shall have the following obligations:

          a. It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of a particular Investor that such Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request. At least five (5) business days prior to the first anticipated filing date of the Registration Statement, the Company shall notify each Investor of the information the Company requires from each such Investor. The Company shall not be responsible for any delays in obtaining or maintaining the effectiveness of a Registration Statement which are caused by an Investor's failure to timely provide such information.

          b. Each Investor, by such Investor's acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of the Registration Statement hereunder, unless such Investor has notified the Company in writing of such Investor's election to exclude all of such Investor's Registrable Securities from the Registration Statement.

          c. In the event Investors holding a majority in interest of the Registrable Securities being offered determine to engage the services of an underwriter, each Investor agrees to enter into and perform such Investor's obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the underwriter(s) of such offering and the Company and take such other actions as are reasonably required in order to expedite or facilitate the disposition of the Registrable Securities, unless such Investor has notified the Company in writing of such Investor's election not to participate in such underwritten distribution.

          d. Each Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(f) or 3(g), such Investor will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such Investor's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(f) or 3(g) and, if so directed by the Company, such Investor shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies in such Investor's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice. Notwithstanding anything to the contrary, the Company shall cause the transfer agent for the Registrable Securities to deliver unlegended shares of Common Stock to a transferee of an Investor in accordance with the terms of the Warrants in connection with any sale of Registrable Securities with respect to which such Investor has entered into a contract for sale prior to receipt of such notice and for which such Investor has not yet settled.

          e. No Investor may participate in any underwritten distribution hereunder unless such Investor (i) agrees to sell such Investor's Registrable Securities on the basis provided in any underwriting arrangements in usual and customary form entered into by the Company, (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements, and (iii) agrees to pay its pro rata share of all underwriting discounts and commissions and any expenses in excess of those payable by the Company pursuant to Section 5 below. Notwithstanding anything in this Section 4(e) to the contrary, this Section 4(e) is not intended to limit an Investor's rights under Section 2(a) or 3(b) hereof.

          f. Each Investor, so long as it holds Registrable Securities, shall notify the Company as promptly as practicable of any inaccuracy or change in information previously furnished by such Investor to the Company or of the occurrence of any event, in either case as a result of which any prospectus relating to the Registrable Securities contains or would contain an untrue statement of a material fact
regarding  such  Investor  or  its  intended   method  of  disposition  of  such
Registrable Securities or omits to state any material fact regarding such Investor or such Investor's intended method of disposition of such Registrable Securities required to be stated therein or necessary to make the statements therein in the light of the circumstances under which they were made, not misleading, and promptly furnish to the Company any information required so that such prospectus shall not contain, with respect to such Investor or the disposition of such Registrable Securities, an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     5.   EXPENSES OF REGISTRATION.

     All reasonable expenses incurred by the Company or the Investors in connection with registrations, filings or qualifications pursuant to Sections 2 and 3 above, including, without limitation, all registration, listing and qualifications fees, printers and accounting fees, the fees and disbursements of counsel for the Company, up to $3000 for the fees and disbursements of one counsel selected by the Investors, and underwriting discounts and commissions shall be borne by the Company (but excluding underwriting fees, discounts, transfer taxes or commissions, if any, attributable to the sale of Registrable Securities, which shall be borne pro-rata by the Investors selling such Registrable Securities, based on the number of Registrable Securities included in the Registration Statement). In addition, the Company shall pay all of the Investors' reasonable costs and expenses (including reasonable legal fees) incurred in connection with the enforcement of the rights of the Investors hereunder.

     6.   INDEMNIFICATION.

     In the event any Registrable Securities are included in a Registration Statement under this Agreement:

          a. To the extent permitted by law, the Company will indemnify, hold harmless and defend (i) each Investor who holds such Registrable Securities, and
(ii) the directors, officers, partners, members, employees and duly authorized agents of such Investor and each person who controls any Investor within the meaning of Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), if any (each, an "INDEMNIFIED PERSON"), against any joint or several losses, claims, damages, liabilities or expenses (collectively, together with actions, proceedings or inquiries by any regulatory or self-regulatory organization, whether commenced or threatened, in respect thereof, "CLAIMS") to which any of them may become subject insofar as such Claims arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or the omission or alleged omission to state therein a material fact required to be stated or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities (the matters in the foregoing clauses (i) through (iii) being, collectively, "VIOLATIONS"). Subject to the restrictions set forth in Section 6(c) with respect to the number of legal counsel, the Company shall reimburse the Investors and each other Indemnified Person, promptly as such expenses are incurred and are due and payable, for any reasonable legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a): (i) shall not apply to a Claim arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by such Indemnified Person expressly for use in the Registration Statement or any such amendment thereof or supplement thereto; (ii) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld; and (iii) with respect to any preliminary prospectus, shall not inure to the benefit of any Indemnified Person if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented, if such corrected prospectus was timely made available by the Company pursuant to Section 3(c) hereof, and the Indemnified Person was promptly advised in writing not to use the incorrect prospectus prior to the use giving rise to a Violation and such Indemnified Person, notwithstanding such advice, used it. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9.

          b. In connection with any Registration Statement in which an Investor is participating, each such Investor agrees severally and not jointly to indemnify, hold harmless and defend, to the same extent and in the same manner set forth in Section 6(a), the Company, each of its directors, each of its officers who signs the Registration Statement, its employees, duly authorized agents and each person, if any, who controls the Company within the meaning of
Section 15 of the Securities Act or Section 20 of the Exchange Act, and any other stockholder selling securities pursuant to the Registration Statement or any of its directors or officers or any person who controls such stockholder or underwriter within the meaning of the Securities Act or the Exchange Act (collectively, an "INDEMNIFIED PARTY"), against any Claim to which any of them may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such Claim arises out of or is based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such Investor expressly for use in connection with such Registration Statement; and subject to Section 6(c) such Investor will reimburse any legal or other expenses (promptly as such expenses are incurred and are due and payable) reasonably incurred by them in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 6(b) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Investor, which consent shall not be unreasonably withheld; provided, further, however, that the Investor shall be liable under this Agreement (including this Section 6(b) and Section 7) for only that amount as does not exceed the net proceeds actually received by such Investor as a result of the sale of Registrable Securities pursuant to such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(b) with respect to any preliminary prospectus shall not inure to the benefit of any Indemnified Party if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented, and the Indemnified Party failed to utilize such corrected prospectus.

          c. Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action (including any governmental action), such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that such indemnifying party shall not be entitled to assume such defense and an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential conflicts of interest between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding or the actual or potential defendants in, or targets of, any such action include both the Indemnified Person or the Indemnified Party and the indemnifying party and any such Indemnified Person or Indemnified Party reasonably  determines  that  there  may be  legal  defenses  available  to such
Indemnified Person or Indemnified Party which are in conflict with those available to such indemnifying party. The indemnifying party shall pay for only one separate legal counsel for the Indemnified Persons or the Indemnified Parties, as applicable, and such legal counsel shall be selected by Investors holding a majority-in-interest of the Registrable Securities included in the Registration Statement to which the Claim relates (with the approval of the Initial Investors if it holds Registrable Securities included in such Registration Statement), if the Investors are entitled to indemnification hereunder, or by the Company, if the Company is entitled to indemnification hereunder, as applicable. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is actually prejudiced in its ability to defend such action. The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as such expense, loss, damage or liability is incurred and is due and payable.

     7.   CONTRIBUTION.

     To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that (i) no contribution shall be made under circumstances where the maker would not have been liable for indemnification under the fault standards set forth in Section 6, (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of such fraudulent misrepresentation, and (iii) contribution (together with any indemnification or other obligations under this Agreement) by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.

     8.   REPORTS UNDER THE EXCHANGE ACT.

     With a view to making available to the Investors the benefits of Rule 144 promulgated under the Securities Act or any other similar rule or regulation of the SEC that may at any time permit the Investors to sell securities of the Company to the public without registration ("RULE 144"), the Company agrees to:

          a. file with the SEC in a timely manner and make and keep available all reports and other documents required of the Company under the Securities Act and the Exchange Act so long as the Investors own Registrable Securities and so long as the Company remains subject to such requirements (it being understood that nothing herein shall limit the Company's obligations under Section 4(c) of the Securities Purchase Agreement) and the filing and availability of such reports and other documents is required for the applicable provisions of Rule 144; and

          b. furnish to each Investor so long as such Investor owns Warrants or Registrable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit the Investors to sell such securities pursuant to Rule 144 without registration.

     9.   ASSIGNMENT OF REGISTRATION RIGHTS.

     The rights of the Investors hereunder, including the right to have the Company register Registrable Securities pursuant to this Agreement, shall be automatically assignable by each Investor to any transferee of all or any portion of the Warrants or the Registrable Securities if: (i) the Investor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company after such assignment, (ii) the Company is furnished with written notice of (a) the name and address of such transferee or assignee and (b) the securities with respect to which such registration rights are being transferred or assigned, (iii) following such transfer or assignment, the further disposition of such securities by the transferee or assignee is restricted under the Securities Act and applicable state securities laws, (iv) the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein, and (v) such transfer shall have been made in accordance with the applicable requirements of the Securities Purchase Agreement. In addition, and notwithstanding anything to the contrary contained in this Agreement, the Securities Purchase Agreement or the Warrants, the Securities (as defined in the Securities Purchase Agreement) may be pledged, and all rights of the Investors under this Agreement or any other agreement or document related to the transaction contemplated hereby may be assigned, without further consent of the Company, to a bona fide pledgee in connection with an Investor's margin or brokerage accounts.

     10.  AMENDMENT OF REGISTRATION RIGHTS.

     Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with written consent of the Company, the Initial Investors (to the extent the Initial Investors still own Warrants or Registrable Securities) and Investors who hold a majority in interest of the Registrable Securities or, in the case of a waiver, with the written consent of the party charged with the enforcement of any such provision. Any amendment or waiver effected in accordance with this Section 10 shall be binding upon each Investor and the Company.

     11.  MISCELLANEOUS.

          a. A  person  or  entity  is  deemed  to be a  holder  of  Registrable
Securities  whenever  such  person or entity  owns of  record  such  Registrable
Securities. If the Company receives conflicting instructions, notices or elections from two or more persons or entities with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

          b. Any notices required or permitted to be given under the terms of this Agreement shall be sent by certified or registered mail (return receipt requested) or delivered personally or by courier or by confirmed telecopy, and shall be effective five (5) days after being placed in the mail, if mailed, or upon receipt or refusal of receipt, if delivered personally or by courier or confirmed telecopy, in each case addressed to a party. The addresses for such communications shall be:

          If to the Company:

               THINK New Ideas, Inc.
               45 West 36th Street
               12th Floor
               New York, NY  10018
               Telephone No.:  (212) 629-8600
               Telecopy No.:  (212) 629-6974
               Attention:  Melvin L. Epstein and
                           Cindi A. Lefari, Esquire
                     with a copy to:

               Morris, Manning & Martin, L.L.P.
               1600 Atlanta Financial Center
               3343 Peachtree Road, N.E.
               Atlanta, GA  30326-1044
               Telephone No.:  (404) 233-7000
               Telecopy No.:  (404) 365-9532
               Attention:  Rosemarie A. Thurston, Esquire

     If to an Investor, at such address as such Investor shall have provided in writing to the Company or such other address as such Investor furnishes by notice given in accordance with this Section 11(b).

          c. Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

          d. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts made and to be performed in the State of Delaware. Each of the Investors and the Company irrevocably consent to the jurisdiction of the United States federal courts and state courts located in the State of Delaware in any suit or proceeding based on or arising under this Agreement and irrevocably agree that all claims in respect of such suit or proceeding may be determined in such courts. Each of the Investors and the Company irrevocably waive the defense of an inconvenient forum to the maintenance of such suit or proceeding. Each of the Investors and the Company further agree that service of process upon such party mailed by first class mail shall be deemed in every respect effective service of process upon such party in any such suit or proceeding. Nothing herein shall affect the right of a party hereto to serve process in any other manner permitted by law. Each of the Investors and the Company agree that a final non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

          e. This Agreement, the Securities Purchase Agreement and the Warrants (including all schedules and exhibits thereto) constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement, the Securities Purchase Agreement and the Warrants supersede all prior agreements and understandings among the parties hereto and thereto with respect to the subject matter hereof and thereof.

          f. Subject to the requirements of Section 9 hereof, this Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto.

          g. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

          h. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

          i. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

          j. All consents, approvals and other determinations to be made by the Investors pursuant to this Agreement shall be made by the Investors holding a majority in interest of the Registrable Securities (determined as if all Warrants then outstanding had been exercised for Registrable Securities) then held by all Investors or the Initial Investors, as the case may be.

          k. The initial number of Registrable Securities included on any Registration Statement and each increase to the number of Registrable Securities included thereon shall be allocated pro rata among the Investors based on the number of Registrable Securities held by each Investor at the time of such establishment or increase, as the case may be. In the event an Investor shall sell or otherwise transfer any of such holder's Registrable Securities, each transferee shall be allocated a pro rata portion of the number of Registrable Securities included on a Registration Statement for such transferor. Any shares of Common Stock included on a Registration Statement and which remain allocated to any person or entity which does not hold any Registrable Securities shall be allocated to the remaining Investors, pro rata based on the number of shares of Registrable Securities then held by such Investors. For the avoidance of doubt, the number of Registrable Securities held by an Investor shall be determined as if all Warrants then outstanding and held by an Investor were exercised for Registrable Securities.

          l. For purposes of this Agreement, the term "business day" means any day other than a Saturday or Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law, regulation or executive order to close.



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first above written.

                                           THINK NEW IDEAS, INC.

                                           By:
                                              ----------------------------------
                                           Name:  Melvin L.  Epstein
                                           Its:  Chief Financial Officer

                                           INITIAL INVESTORS:

                                           CAPITAL VENTURES INTERNATIONAL

                                           By: Heights Capital Management, Inc.,
                                               Its authorized agent

                                           By:
                                              ----------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------

                                           MARSHALL CAPITAL MANAGEMENT, INC.

                                           By:
                                              ----------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------

                                                                       EXHIBIT 1
                                                                              TO
                                                                    REGISTRATION
                                                                          RIGHTS
                                                                       AGREEMENT


                                     [Date]


[Name and address
of transfer agent]


               RE:  THINK NEW IDEAS, INC.

Ladies and Gentlemen:

     We are counsel to THINK New Ideas, Inc., a corporation organized under the laws of the State of Delaware (the "COMPANY"), and we understand that [Name of Investor] (the "HOLDER") has purchased from the Company (i) shares (the "SHARES") of the Company's common stock, par value $.0001 per share (the "COMMON STOCK"), and (ii) warrants (the "WARRANTS") to acquire shares of Common Stock (the "WARRANT SHARES"). The Shares and the Warrants were issued by the Company pursuant to a Securities Purchase Agreement, dated as of March 4, 1999, by and among the Company and the other signatories thereto (the "AGREEMENT"). Pursuant to a Registration Rights Agreement, dated as of March 4, 1999, by and among the Company and the other signatories thereto (the "REGISTRATION RIGHTS AGREEMENT"), the Company agreed, among other things, to register the Registrable Securities (as that term is defined in the Registration Rights Agreement) under the Securities Act of 1933, as amended (the "SECURITIES Act"), upon the terms provided in the Registration Rights Agreement. In connection with the Company's obligations under the Registration Rights Agreement, on _____ __, 1999, the Company filed a Registration Statement on Form S-3 (File No. 333- _____________) (the "REGISTRATION STATEMENT") with the Securities and Exchange Commission (the "SEC") relating to the Registrable Securities, which names the Holder as a selling stockholder thereunder.

     [Other customary introductory and scope of examination language to be inserted]

     Based on the foregoing, we are of the opinion that the Registrable Securities have been registered under the Securities Act.


                   [Other customary language to be included.]

                                              Very truly yours,


cc:   [Name of Investor]

                                                                       EXHIBIT C
                                                                              TO
                                                             SECURITIES PURCHASE
                                                                       AGREEMENT


     THIS OPTION AND THE SHARES TRANSFERRABLE UPON EXERCISE OF THIS OPTION HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR THE SECURITIES LAWS OF ANY STATE. THE SECURITIES REPRESENTED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED UNLESS THE SECURITIES ARE REGISTERED UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, OR ANY SUCH OFFER, SALE OR TRANSFER IS MADE PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS.

                                             Right to Purchase 435,571 Shares of
                                             Common  Stock of THINK  New  Ideas,
                                             Inc. $.0001 par value per share

Date: March __, 1999


                              STOCK PURCHASE OPTION

     THIS CERTIFIES THAT, for value received, THINK NEW IDEAS, INC. (the "Optionee") is entitled to purchase from _______________________ (the "Stockholder"), on one occasion during the period specified in Section 3 hereof, 435,571, but not less than 435,571 shares (the "Option Shares") of the common stock, $.0001 par value per share (the "Common Stock"), of the Optionee, at an exercise price per share (the "Exercise Price") equal to the greater of (a) one hundred forty percent (140%) of the Issue Price (as defined below) and (b) the Current Price (as defined below). The term "Options" means this Option and the other options granted to the Optionee to purchase shares of Common Stock from the other Purchasers under the Securities Purchase Agreement, dated as of March 4, 1999, by and among Optionee and the other signatories thereto (the "Securities Purchase Agreement").

     This Option is subject to the following terms, provisions, and conditions:

     1. Definitions. For purposes of this Option, the following terms shall have the meanings ascribed to them as provided below:

     "Current Price" shall mean the greater of (i) the average Closing Price (as defined in the Securities Purchase Agreement) during the five (5) Trading Days (as defined in the Securities Purchase Agreement) ending on the Trading Day immediately preceding the date of delivery of the Exercise Agreement (as defined below) by the Optionee to the Stockholder and
(ii) the Closing Price on the Trading Day immediately preceding the date of delivery of the Exercise Agreement by the Optionee to the Stockholder, in each case appropriately adjusted to reflect any stock dividend, stock split or similar transaction during either such relevant period.

     "Issue Price" shall mean ninety five percent (95%) of the Market Price on the Closing Date (each, as defined in the Securities Purchase Agreement).

     2. Manner of Exercise; Transfer of Certificates; Payment for Shares.

     a. Subject to the provisions hereof, if this Option is exercised by the Optionee, it shall be exercised in whole, concurrently with the exercise of all of the Options, by the surrender of this Option to the Stockholder, preceded by delivery to the Stockholder of a completed exercise agreement in the form attached hereto (the "Exercise Agreement"), during normal business hours on any day on which commercial banks in New York, New York are open for business (each, a "Business Day") at the Stockholder's principal executive offices (or such other office or agency of the Stockholder as it may designate by notice to the Optionee), and upon payment to the Stockholder in cash, by certified or official bank check or by wire transfer for the account of the Stockholder, of the Exercise Price for all of the Option Shares. The Exercise Agreement shall state the date on which the Option Exercise Date (as defined below) shall occur (the "Anticipated Exercise Date"), which date shall be on or before the fifth (5th) Business Day after the expiration of the Exercise Period (as defined below) and not less than three (3) nor more than ten (10) days following the date of delivery of the Exercise Agreement.

          (a) The Option Shares so purchased shall be deemed to be transferred to the Optionee as the record owner of such shares, as of the close of business on the latest of the date on which this Option shall have been surrendered, the completed Exercise Agreement shall have been delivered, and payment shall have been made for such shares as set forth above (the "Option Exercise Date"). Certificates for the Option Shares so purchased, representing the aggregate number of shares specified in the Exercise Agreement, shall be delivered to the Optionee within a reasonable time, not exceeding ten (10) Business Days, after this Option shall have been so exercised; provided, however, that if the Stockholder fails to deliver Certificates representing Option Shares during such ten (10) Business Day period, the Optionee shall nevertheless be deemed to be the holder of such Option Shares for all purposes.

          (b) If, within two (2) days after the Anticipated Exercise Date (the "Option Exercise Payment Period"), the Optionee fails to make payment in full to the Stockholder of the Exercise Price for the Option Shares, then the Stockholder shall at its sole option, (i) deliver to the Optionee only that number of Option Shares for which payment in full was received by such Stockholder prior to the expiration of the Option Exercise Payment Period or
(ii) return such payment to the Optionee and retain all of the Option Shares. In either case, this Option shall immediately be rendered null and void and of no further effect.

     3. Period of Exercise. This Option is exercisable at any time or from time to time on or after the Initial Closing Date (as defined in the Securities Purchase Agreement) and before

5:00 p.m. New York City time on the Adjustment Date (as defined in the Securities Purchase Agreement) (the "Exercise Period").

     4. Successors and Assigns. This Option will be binding upon (or inure to the benefit of) any entity succeeding to the Stockholder as well as any entity succeeding to the Optionee by merger, consolidation, or acquisition of all or substantially all of the Stockholder's or Optionee's assets; provided, however, that any entity succeeding to the Optionee as aforesaid or acquiring all or substantially all of the Optionee's assets shall not be entitled to any rights hereunder unless such entity shall have agreed in writing to assume all of the Company's obligations under the Securities Purchase Agreement and the other agreements referred to therein, including, but not limited to, the obligation to issue Adjustment Shares and Optional Shares (each, as defined in the Securities Purchase Agreement) in accordance with the terms of the Securities Purchase Agreement.

     5. Transfer Tax. The transfer of certificates for Option Shares upon the exercise of this Option shall be made without charge to the Stockholder for any transfer tax or other costs in respect thereof.

     6. Transfer, Exchange, Redemption and Replacement of Option.

          (a) Restriction on Transfer. This Option and the rights granted to the Optionee are not transferable except as set forth in Section 4 hereof, with respect to successors.

          (b) Replacement of Option. Upon receipt of evidence reasonably satisfactory to the Stockholder of the loss, theft, destruction, or mutilation of this Option and, in the case of any such loss, theft, or destruction, upon delivery of an indemnity agreement reasonably satisfactory in form and amount to the Stockholder, or, in the case of any such mutilation, upon surrender and cancellation of this Option, the Stockholder, at its expense, will execute and deliver, in lieu thereof, a new Option of like tenor.

     7. Notices. Any notices required or permitted to be given under the terms of this Option shall be sent by certified or registered mail (return receipt requested) or delivered personally or by courier (including a U.S. nationally recognized overnight courier service) or by confirmed telecopy, and shall be effective five days after being placed in the mail, if mailed, or upon receipt or refusal of receipt, if delivered personally or by courier or confirmed telecopy, in each case addressed to a party. The addresses for such communications shall be:

             If to the Optionee:

             THINK New Ideas, Inc.

             45 West 36th Street
             12th Floor
             New York, NY  10018
             Telephone No.:  (212) 629-8600
             Telecopy No.:  (212) 629-6974
             Attention:  Melvin L.  Epstein and
                         Cindi A.  Lefari, Esquire

             with a copy to:

             Morris, Manning & Martin, L.L.P.
             1600 Atlanta Financial Center
             3343 Peachtree Road, N.E.
             Atlanta, GA  30326-1044
             Telephone No.:  (404) 233-7000
             Telecopy No.:  (404) 365-9532
             Attention:  Rosemarie A.  Thurston, Esquire

and if to the Stockholder, at such address as such Stockholder shall have provided in writing to Optionee, or at such other address as each such party furnishes by notice given in accordance with this Section 7.

     8. Governing Law; Jurisdiction. This Option shall be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts made and to be performed in the State of Delaware. The parties hereto irrevocably consent to the exclusive jurisdiction of the United States federal and state courts located in the State of Delaware in any suit or proceeding based on or arising under this Option and irrevocably agrees that all claims in respect of such suit or proceeding may be determined in such courts. Each party irrevocably waives any objection to the laying of venue and the defense of an inconvenient forum to the maintenance of such suit or proceeding. The parties hereto further agree that service of process upon a party, mailed by first class mail shall be deemed in every respect effective service of process upon the party, in any such suit or proceeding. Nothing herein shall affect a party's right to serve process in any other manner permitted by law. The parties hereto agree that a final non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

     9. Miscellaneous.

          (a) Amendments. This Option and any provision hereof may only be amended by an instrument in writing signed by the Stockholder and the Optionee.

          (b) Descriptive Headings. The descriptive headings of the several sections of this Option are inserted for purposes of reference only, and shall not affect the meaning or construction of any of the provisions hereof.




                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the Stockholder has caused this Option to be signed by its duly authorized officer.

                                          STOCKHOLDER:

                                          --------------------------------------


                                          By:
                                             -----------------------------------
                                             Name:
                                                  ------------------------------
                                             Title:
                                                   -----------------------------

                           FORM OF EXERCISE AGREEMENT

        (To be Executed by the Optionee in order to Exercise the Option)

     The undersigned hereby irrevocably exercises the right to purchase from ________ (the "Stockholder") 435,571 shares of common stock, $.0001 par value per share ("Common Stock"), of THINK New Ideas, Inc., evidenced by the attached Option, and, on ________, 199__, will make payment of the Exercise Price with respect to such shares in full, all in accordance with the conditions and provisions of said Option.

     i. The undersigned agrees not to offer, sell, transfer or otherwise dispose of any Common Stock obtained on exercise of the Option, except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws, and agrees that the following legend may be affixed to the stock certificate for the Common Stock hereby purchased if resale of such Common Stock is not registered:

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER SAID ACT, OR AN OPINION OF COUNSEL, IN FORM, SUBSTANCE AND SCOPE CUSTOMARY FOR OPINIONS OF COUNSEL IN COMPARABLE TRANSACTIONS, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR UNLESS SOLD PURSUANT TO RULE 144(K) UNDER SAID ACT.

     ii. The undersigned requests that stock certificates for such shares be transferred on ___________, 199__, upon surrender of the Option and delivery of payment, and at such time any unexercised portion thereof shall be issued, pursuant to the Option in the name of the Optionee and delivered to the undersigned at the address set forth below:

Dated:
      -----------                          -------------------------------------
                                                  Signature of Optionee

                                           -------------------------------------
                                           Name of Optionee (Print)

                                           Address:

                                           -------------------------------------
                                           -------------------------------------
                                           -------------------------------------